SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO. _____________)

Filed by the Registrant                                                [X]
Filed by a Party other than the Registrant                             [_]


Check the appropriate box:
[_]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                                 RBC Funds, Inc.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
                                    (specify)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[_]   $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.
[_]   Fee computed on table below per Exchange Act Rules 14a96(i)(4) and O-11.

      (1) Title of each class of securities to which transaction applies:

          ----------------------------------
      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[_]   Fee paid previously by written preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

                                   RBC Funds


                                                               January 29, 2004


Dear Shareholder:

As a shareholder in an RBC fund, you are being asked to vote on several important matters that would affect your fund. These matters will be considered at a special meeting of shareholders of your fund, which has been scheduled for March 15, 2004.


As part of a broader integration initiative, you are being asked to approve the reorganization of your fund as a separate series of the Tamarack Funds Trust. The reorganization would be accomplished through a Reorganization transaction that has been approved by your fund's Board. If you and your fellow shareholders approve the Reorganization, your fund would be reorganized as a Tamarack Fund on or about March 31, 2004. The Reorganization would consist of the transfer of the net assets of your fund to the corresponding Tamarack Fund in exchange for shares of the Tamarack Fund. The total net asset value of your shares in the Tamarack Fund would be the same as the total net asset value of your shares in your fund. Voyageur, the investment advisor to both your fund and the Tamarack Funds, is paying all of the ordinary costs of the Reorganization and the transaction is expected to qualify as a tax-free reorganization for federal income tax purposes.

You are also being asked to elect nine nominees to serve on the board of directors of your fund. In addition, you are being asked to approve the modification of your fund's fundamental investment polices/restrictions. These changes are intended to streamline and make uniform the policies/restrictions applicable to all funds in order to promote ease of administration of the investment program of each fund and to update the investment limitations currently applicable to all the funds. Finally, you are being asked to ratify the Board's selection of Deloitte & Touche LLP as the independent auditors of your fund for the current fiscal year.


The enclosed materials include detailed information about these four proposals. To assist you in understanding these proposals we have provided a Definitions of Key Terms page and a Questions and Answers section.


As a valued shareholder, your vote is very important. Please review the enclosed materials carefully. After reviewing the materials, please submit your vote via telephone, Internet or mail. Instructions are provided in the enclosed materials. Please be aware that if you hold shares in more than one account, you may receive more than one proxy package. Separate proxy cards are required for each account. If you prefer, you may attend the shareholder meeting and vote your shares in person. If you plan to attend the meeting, please notify us in advance by calling (866) 409-2550. Because your vote is important, if we have not received your voting instructions as the meeting date approaches, you may be contacted by a representative of Georgeson or Voyageur.

If you have any questions, please call your fund's toll-free number (800) 442-3688, and ask to speak with a representative, who will be happy to help you.


                                              Sincerely,


                                              /s/ Jennifer D. Lammers

                                              Jennifer D. Lammers
                                              President

                            DEFINITIONS OF KEY TERMS
                         USED IN THE QUESTIONS & ANSWERS
                           AND LETTER TO SHAREHOLDERS

BOARD: The current board of directors of RBC Funds, Inc. The members of the Board may change if shareholders of RBC Funds, Inc. approve the proposal described in the enclosed materials to elect a new board of directors. Shareholders of the other funds are being asked to elect the same new board of directors for their funds. The independent directors nominated to serve on the new boards of directors have been selected from among the independent directors currently serving on the boards of RBC Funds, Inc. and the other funds.


GEORGESON: Your fund's proxy solicitation agent.

INTEGRATION INITIATIVE: Voyageur's effort to integrate its financial services operations by simplifying the existing lineup of funds and standardizing current investment operations. This involves reducing the number of funds (by combining similar funds and portfolios), closing under-performing funds, and simplifying administration by integrating the funds under a single legal entity and a single board of trustees. A final step is to rename all the funds with a common name, the Tamarack Funds. This renaming will allow the funds' distributor to provide improved marketing and sales support to the funds by focusing resources on supporting a single name in the marketplace.

PLAN: The Agreement and Plan of Reorganization under which your fund would be reorganized as a separate portfolio of the Tamarack Funds Trust.


REORGANIZATION: The proposed reorganization of your fund as a separate portfolio of the Tamarack Funds Trust, which would be accomplished through a reorganization transaction that would be carried out in accordance with the terms of the Plan.


TAMARACK FUNDS TRUST: The new legal entity (a Delaware statutory trust) under which Voyageur has proposed to integrate the funds as separate portfolios of this trust. Organizing as a Delaware statutory trust is a common legal structure for mutual fund companies. As mentioned above, the Tamarack Funds would become the new name for the funds.

THE FUNDS: The Babson Funds, the Great Hall Funds, the J&B Funds and the RBC
       Funds are a collection of twenty-two individual mutual funds and/or portfolios. Voyageur serves as investment advisor to all of these funds and portfolios.


THE RBC FUNDS: RBC Large Cap Equity Fund, RBC Mid Cap Equity Fund, RBC Small
       Cap Equity Fund, RBC Government Income Fund, RBC Quality Income Fund, and RBC North Carolina Tax-Free Bond Fund. Each is a separate portfolio of RBC Funds, Inc.


VOYAGEUR: Voyageur Asset Management Inc. is an SEC registered investment advisor and subsidiary of RBC Dain Rauscher Corp., currently serving as advisor to your fund and all the funds. For over 20 years, Voyageur has provided equity, fixed income and balanced asset management services to clients throughout the U.S. and in Canada. Currently, Voyageur manages client assets totaling over $23 billion.


YOUR FUND: The RBC fund in which you currently hold shares.

                                                                January 29, 2004


                              IMPORTANT NEWS FOR
                         SHAREHOLDERS OF THE RBC FUNDS

You are being asked to consider several proposals to be voted upon at an upcoming shareholder meeting of your fund. A brief overview of these proposals and related matters is provided below. We suggest that you review the Definitions of Key Terms page before reading the information below. In addition, we encourage you to read the full text of the enclosed Proxy Statement before voting.

Q & A: QUESTIONS AND ANSWERS

Q: WHAT IS HAPPENING?


A: Voyageur, your fund's investment advisor, currently serves as the investment advisor for twenty-two individual mutual funds or portfolios. Among these twenty-two funds, there is some duplication of investment objectives and administrative requirements. Voyageur has undertaken an integration initiative to simplify the existing fund lineup and reduce the administrative burden of these overlapping requirements. Voyageur believes that this will allow your fund and the other funds to be more efficiently administered. Voyageur also believes that combining certain funds with comparable investment objectives may reduce shareholder expenses for certain funds. Therefore, Voyageur has recommended, and the boards of directors/trustees of the funds have approved, certain changes, which include: (1) standardizing the fundamental investment policies/restrictions for the funds, (2) creating a single board of directors/trustees for the funds, (3) combining certain funds that have similar investment objectives, (4) liquidating certain funds that have not grown as quickly as originally anticipated and that are not expected to attract substantial assets in the future, and (5) simplifying the organizational structure for the funds by reorganizing all of the funds (other than those that are being liquidated or combined into other funds) into a single legal entity to be named the Tamarack Funds Trust.

    As part of this integration initiative, Voyageur has proposed, and your fund's Board has approved, the reorganization of your fund as a separate series of the Tamarack Funds Trust. This would be accomplished through the proposed Reorganization. Also as part of this integration initiative, your fund's Board has nominated nine individuals to serve on the Board. These same individuals are being nominated to serve on the boards of directors/trustees for each of the other funds so that a single, unitary board of directors/trustees would be elected for all of the funds. The independent directors/trustees nominated to serve on the unitary board have been selected from among the independent directors/trustees currently serving on the boards of the funds. In addition, as part of this initiative, your fund's Board is recommending that shareholders approve the modification of your fund's fundamental investment policies/restrictions in order to streamline and make uniform the policies/restrictions applicable to all the funds. These modifications are intended to promote ease of administration of the investment program of each fund and to update the investment limitations currently applicable to certain funds.


Q:  WHAT AM I BEING ASKED TO VOTE ON?

A:  You are asked to vote in favor of four proposals:

    Proposal 1: The election of each of the nine individuals nominated to serve on the Board of Directors of RBC Funds, Inc.;


    Proposal 2: The approval of the Plan, which would result in the
                Reorganization of your fund as a separate series of the Tamarack Funds Trust;


    Proposal 3: The approval of the modification of your fund's fundamental investment policies/restrictions; and

    Proposal 4: The ratification of the selection of Deloitte & Touche LLP as independent auditors of your fund.

Q:  HOW DOES MY FUND'S BOARD RECOMMEND THAT I VOTE?


A: Your fund's Board unanimously recommends that you vote FOR the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

Q:  WHY HAS MY FUND'S BOARD RECOMMENDED THAT I VOTE IN FAVOR OF THE
    REORGANIZATION?


A: After carefully considering Proposal 2, which would result in the Reorganization of your fund as a separate series of the Tamarack Funds Trust, your fund's Board determined that it is advisable and in the best interests of your fund and its shareholders. In reaching this determination, the Board considered multiple factors, including: (1) Voyageur has informed the Board that it believes that by reorganizing your fund and the other funds as separate series of a single entity, the Tamarack Funds Trust, the funds should be able to realize greater operating efficiencies; (2) Voyageur has informed the Board that it believes that the proposed Delaware statutory trust form provides a cost efficient and flexible method of operating your fund for the benefit of its shareholders; (3) your fund will not bear any ordinary costs of the Reorganization; (4) the investment objective of the corresponding Tamarack Fund will be identical to that of your fund, and the Tamarack Fund will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of your fund immediately prior to the Reorganization; (5) shareholders of your fund will continue to receive the same level of services currently provided by your fund; (6) the Reorganization is intended to be tax-free for federal income tax purposes; and (7) shareholders' ownership interests will not be diluted as a result of the Reorganization.


Q: WHEN WOULD THE REORGANIZATION OF MY FUND AS A SERIES OF THE TAMARACK FUNDS TRUST TAKE PLACE?

A: It is expected that the Reorganization would occur on March 31, 2004. You would receive notice of any material changes to this schedule.

Q:  WOULD THE REORGANIZATION AFFECT MY ACCOUNT VALUE?

A: The value of your fund account would not change as a result of the Reorganization. Shares of your fund would be exchanged for shares of the corresponding class of the corresponding Tamarack Fund in the Reorganization. The total value of the shares you hold will not be affected. The value of your investment would be the same immediately before and after the Reorganization.

Q:  WHO WOULD PAY FOR THE REORGANIZATION?


A: Voyageur has agreed to bear all ordinary costs and expenses of the Reorganization, and there are not expected to be any extraordinary costs or expenses. Any costs incurred by an individual shareholder, such as traveling to the shareholder meeting or seeking personal financial advice, would be the individual shareholder's responsibility.


Q:  WHY AM I BEING ASKED TO ELECT A NEW BOARD OF DIRECTORS FOR RBC FUNDS, INC.?

A: You are being asked to vote in favor of this proposal in case the Reorganization is not approved. If the Reorganization is approved, the board of trustees of the Tamarack Funds Trust will oversee the operations of the Tamarack Funds. The composition of the board of trustees of the Tamarack Funds Trust would be the same as the board of directors you are being asked to approve for RBC Funds, Inc.


    A mutual fund's board of directors/trustees represents shareholder interests and oversees the management and operations of the fund. As part of the broader integration initiative to simplify the existing fund lineup and standardize key elements of current investment operations, which is mentioned above, Voyageur has proposed the creation of a single board of directors/trustees for all of the funds. Your fund's Board of Directors has voted in favor of this proposal and has nominated nine individuals to serve on the unitary board. Information about each nominee is contained in the enclosed Proxy Statement. You are being asked to approve the election of each of these nine individuals to the Board of Directors of RBC Funds, Inc. Your fund's Board believes that a unitary board of directors/trustees for all of the funds has the potential to increase efficiencies and enhance the effectiveness of governance.

Q: WHY AM I BEING ASKED TO APPROVE CHANGES TO MY FUND'S FUNDAMENTAL INVESTMENT POLICIES/RESTRICTIONS?

A: The proposed changes to your fund's fundamental investment policies/restrictions are intended to streamline and make uniform the policies/restrictions applicable to all of the funds in order to promote ease of administration of the investment program of each fund and to update the investment limitations currently applicable to each fund.


Q:  WHERE CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THESE FOUR PROPOSALS?


A: The proposals are discussed in more detail in the enclosed Proxy Statement, which we encourage you to read. If you have any questions about the matters discussed in the enclosed materials or need assistance completing your proxy card(s), please call (866) 800-2738.

                                RBC FUNDS, INC.
                           RBC LARGE CAP EQUITY FUND
                            RBC MID CAP EQUITY FUND
                           RBC SMALL CAP EQUITY FUND
                          RBC GOVERNMENT INCOME FUND
                            RBC QUALITY INCOME FUND
                     RBC NORTH CAROLINA TAX-FREE BOND FUND


                      90 SOUTH SEVENTH STREET, SUITE 4300
                         MINNEAPOLIS, MINNESOTA 55402
                                 (800) 442-3688


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MARCH 15, 2004


NOTICE IS HEREBY GIVEN that a special meeting ("Meeting") of the shareholders of RBC Large Cap Equity Fund, RBC Mid Cap Equity Fund, RBC Small Cap Equity Fund, RBC Government Income Fund, RBC Quality Income Fund, and RBC North Carolina Tax-Free Bond Fund (each a "Fund," and collectively the "Funds"), the separate series of RBC Funds, Inc. (the "Company"), will be held at the offices of RBC Dain Rauscher Corp., 60 South Sixth Street, Minneapolis, Minnesota 55402 at 9:00 a.m. Central Time, for the following purposes:


PROPOSAL 1: To approve the election of each of the nine individuals nominated to serve on the Board of Directors of the Company;

PROPOSAL 2: To approve an Agreement and Plan of Reorganization, pursuant to which each Fund would be reorganized as separate portfolio of the Tamarack Funds Trust, a newly-created Delaware statutory trust;


PROPOSAL 3: To approve the modification of the Funds' fundamental investment policies/restrictions in order to update and standardize them and to increase the Funds' investment flexibility to react to future developments; and


PROPOSAL 4: To ratify the selection of Deloitte & Touche LLP as the independent auditors of the Funds for the current fiscal year.


The attached Proxy Statement provides additional information about these proposals. Shareholders of record of a Fund as of the close of business on January 15, 2004 are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof. Whether or not you plan to attend the Meeting in person, please vote your shares. To vote by mail, please complete, date and sign the enclosed proxy card and return it in the self-addressed, postage-paid envelope. You may also vote by telephone or Internet, as follows:

   TO VOTE BY TELEPHONE:                   TO VOTE BY INTERNET:
   ---------------------------------------------------------------------------
   (1) Read the Proxy Statement and        (1) Read the Proxy Statement and
       have your proxy card at hand.           have your proxy card at hand.
   (2) Call the toll-free number that      (2) Go to the Internet address that
       appears on your proxy card.             appears on your proxy card.
   (3) Follow the simple instructions.     (3) Follow the simple instructions.
   ---------------------------------------------------------------------------

We encourage you to vote by telephone or Internet using the control number that appears on the enclosed proxy card. Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.


The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.


If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment as to a matter being voted on by shareholders of the Funds collectively will require the affirmative vote of the holders of a majority of the Funds' shares present in person or by proxy at the Meeting. Any adjournment as to a matter being voted on by the shareholders of an individual Fund will require the affirmative vote of the holders of a majority of that individual Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote AGAINST any such adjournment those proxies to be voted against that proposal.


          PLEASE RESPOND -- WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO
             AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                            YOUR VOTE IS IMPORTANT.

                                             By Order of the Board of Directors,


                                             /s/ Laura M. Moret

                                             Laura M. Moret
                                             Secretary


January 29, 2004

                                 RBC FUNDS, INC.
                            RBC LARGE CAP EQUITY FUND
                             RBC MID CAP EQUITY FUND
                            RBC SMALL CAP EQUITY FUND
                           RBC GOVERNMENT INCOME FUND
                             RBC QUALITY INCOME FUND
                      RBC NORTH CAROLINA TAX-FREE BOND FUND

                                 --------------

                                 PROXY STATEMENT

                                 --------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 15, 2004

This document is a proxy statement (the "Proxy Statement"). This Proxy Statement is being furnished to shareholders of RBC Large Cap Equity Fund, RBC Mid Cap Equity Fund, RBC Small Cap Equity Fund, RBC Government Income Fund, RBC Quality Income Fund and RBC North Carolina Tax-Free Bond Fund (each a "Fund," and collectively the "Funds"), each of which is a separate series/portfolio of RBC Funds, Inc. (the "Company") in connection with four proposals ("Proposals"). This Proxy Statement sets forth concisely the information that shareholders should know in order to evaluate the Proposals.


Voyageur Asset Management Inc. ("Voyageur"), a subsidiary of RBC Dain Rauscher Corp., is the Funds' investment advisor. On May 1, 2003, Jones & Babson, Inc. ("J&B"), was acquired by RBC Dain Rauscher Corp. At the time of this acquisition, J&B was the investment advisor for the Babson and J&B families of mutual funds. As a result of the acquisition, J&B became an affiliate of Voyageur. On December 31, 2003, for ease of administration, RBC Dain Rauscher Corp. consolidated the investment advisory activities of its two subsidiaries (Voyageur and J&B) into a single entity, which continues to use the Voyageur name. In addition to the Funds, Voyageur currently serves as the investment advisor for Great Hall Investment Funds, Inc., J&B Funds and the Babson Funds -- a collection of twenty-two individual mutual funds and/or portfolios ("funds").

Voyageur has undertaken an initiative to integrate its financial services operations by simplifying the existing fund lineup and standardizing key elements of current investment operations (the "integration initiative"). Voyageur believes that this will allow the funds to be more efficiently administered. Voyageur also believes that combining certain funds with comparable investment objectives may reduce shareholder expenses for certain funds. As part of this integration initiative, Voyageur has recommended, and the boards of directors/trustees of the applicable funds have approved, the following changes: (1) standardizing the fundamental investment restrictions for the funds, (2) creating boards of directors/trustees for the funds with uniform members, (3) combining certain funds that have similar investment objectives and policies, (4) liquidating certain funds that have not grown as quickly as originally anticipated and that are not expected to attract substantial assets in the future, and (5) simplifying the organizational structure for the funds by reorganizing all of the funds (other than those which are being liquidated or combined into other funds) into portfolios of a single legal entity to be named the Tamarack Funds Trust. The Tamarack Funds Trust would be organized as a Delaware statutory trust, a common form of organization for mutual funds, and would consist of seventeen separate portfolios. The funds would be referred to as the Tamarack Funds.

The following Proposals will be considered and acted upon at the Meeting:


       PROPOSAL                                                                  FUND(S) AFFECTED     PAGE
       ----------------------------------------------------------------------   ------------------   -----
1.     To approve the election of each of the nine individuals nominated to          ALL FUNDS         3
       serve on the Board of Directors of the Company.

2.     To approve an Agreement and Plan of Reorganization, pursuant to               ALL FUNDS        10
       which each Fund would be reorganized as a separate portfolio of the
       Tamarack Funds Trust, a newly-created Delaware statutory trust.

3.     To approve the modification of the fundamental investment                     ALL FUNDS        19
       policies/restrictions regarding:

       3.A   Diversification

       3.B   Borrowing

       3.C   Senior Securities

       3.D   Underwriting Securities

       3.E   Real Estate

       3.F   Making Loans

       3.G   Concentration of Investments

       3.H   Commodities

4.     To ratify the selection of Deloitte & Touche LLP as the independent           ALL FUNDS        25
       auditors of the Funds for the current fiscal year.

The Board, on behalf of each Fund, is soliciting proxies from shareholders of the Funds for the special meeting of shareholders to be held on March 15, 2004, at the offices of RBC Dain Rauscher Corp., 60 South Sixth Street, Minneapolis, Minnesota 55402, at 9:00 a.m. Central Time, and at any and all adjournment(s) or postponement(s) thereof (the "Meeting"). This Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about January 29, 2004, or as soon as practicable thereafter.


--------------------------------------------------------------------------------
This Proxy Statement should be kept for future reference. The most recent annual report of the Funds, including financial statements, for the fiscal year ended April 30, 2003, and the most recent semi-annual report of the Funds for the six months ended October 31, 2003, have been mailed previously to shareholders. If you would like to receive additional copies of these shareholder reports free of charge, or copies of any subsequent shareholder report, please contact the Company by writing to the address set forth on the first page of this proxy statement or by calling (800) 442-3688. Shareholder reports will be sent by first class mail within three business days of the receipt of the request.
--------------------------------------------------------------------------------

          THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS,
              UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE
           NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

                                --------------

                            PROPOSAL 1 -- ALL FUNDS

                           ELECTION OF THE DIRECTORS

                                --------------


The purpose of this Proposal is to elect a Board of Directors for the Company in case the Plan, as described in Proposal 2, is not approved by shareholders of each Fund. It is intended that the enclosed proxy will be voted for the election as Directors of the Company of the nine nominees listed below ("Nominees"). Two of the Nominees named below are currently Directors of the Company and each has served in that capacity since originally elected or appointed.

In order to create uniform boards of directors/trustees for all of the funds, the same Nominees are also being proposed for election to the boards of directors/trustees of the other funds involved in the integration initiative described above. These Nominees, if elected, would be nominated to serve as the Trustees of the Tamarack Funds Trust. The Report of the Advisory Group on Best Practices for Fund Directors issued in 1999 by the Investment Company Institute recommends that mutual fund boards of directors generally be organized either as a unitary board for all the funds in a complex or as cluster boards for groups of funds within a complex, rather than as separate boards for each individual fund.


THE NOMINEES TO THE BOARD

Information about the Nominees, including their business addresses, ages and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth in the table below. A Nominee is deemed to be "independent" to the extent the Nominee is not an "interested person" of the Company, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"). For purposes of this Proxy Statement, "Fund Complex" means: the series of the Company; the series of Great Hall Investment Funds, Inc.; the series of J&B Funds; the series of Investors Mark Series Fund, Inc.; Babson Enterprise Fund, Inc.; Babson Enterprise Fund II, Inc.; Babson-Stewart Ivory International Fund, Inc.; Babson Value Fund, Inc.; David L. Babson Growth Fund, Inc.; the series of D.L. Babson Bond Trust; D.L. Babson Money Market Fund, Inc.; D.L. Babson Tax-Free Income Fund, Inc. and Shadow Stock Fund, Inc.

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                                      PRINCIPAL           IN FUND          OTHER
                            POSITION(S)      TERM OF OFFICE         OCCUPATION(S)       COMPLEX(2)     DIRECTORSHIPS
NAME, ADDRESS(1)              WITH THE        AND LENGTH OF            DURING            OVERSEEN         HELD BY
AND AGE                       COMPANY          TIME SERVED          PAST 5 YEARS        BY NOMINEE        NOMINEE
------------------------   -------------   ------------------   --------------------   ------------   --------------
INDEPENDENT NOMINEES

Lucy Hancock Bode          Director        Indefinite(3);       Lobbyist.               6(4)               None
2518 White Oak Road                        since April 1994
Raleigh, North Carolina
27609
Age: 51

Leslie H. Garner, Jr.      Director        Indefinite(3);       President, Cornell      6(4)               None
600 First Street                           since April 1994     College.
West Mount Vernon,
Iowa 52314-1098
Age: 53

                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                     PRINCIPAL             IN FUND          OTHER
                            POSITION(S)     TERM OF OFFICE         OCCUPATION(S)         COMPLEX(2)     DIRECTORSHIPS
NAME, ADDRESS(1)              WITH THE       AND LENGTH OF             DURING             OVERSEEN         HELD BY
AND AGE                       COMPANY         TIME SERVED           PAST 5 YEARS        BY NOMINEE         NOMINEE
------------------------   -------------   ----------------   -----------------------   ------------   --------------
T. Geron Bell              Nominee         Indefinite(3)      President of Twins         16(8)              None
34 Kirby Puckett Place                                        Sports, Inc. (the
Minneapolis, Minnesota                                        parent company of
55415                                                         Minnesota Twins and
Age: 62                                                       Victory Sports) since
                                                              November, 2002;
                                                              prior thereto
                                                              President of the
                                                              Minnesota Twins
                                                              Baseball Club
                                                              Incorporated since
                                                              1987.

Ronald James               Nominee         Indefinite(3)      President and Chief        16(8)         Bremer
Age: 52                                                       Executive Officer,                       Financial
                                                              Center for Ethical                       Corporation
                                                              Business Cultures
                                                              since 2000; President
                                                              and Chief Executive
                                                              Officer of the
                                                              Human Resources
                                                              Group, a division of
                                                              Ceridian
                                                              Corporation, from
                                                              1996-1998. Ceridian
                                                              Corporation is an
                                                              information services
                                                              company specializing
                                                              in human resources
                                                              outsourcing solutions.

John A. MacDonald          Nominee         Indefinite(3)      CIO, Hall Family           10(6)              None
P.O. Box 419580                                               Foundation.
Mail Drop 323
Kansas City, Missouri
64141
Age: 54

H. David Rybolt            Nominee         Indefinite(3)      Consultant, HDR            18(5)              None
6501 W. 66th Street                                           Associates,
Overland Park, Kansas                                         (management
66202                                                         consulting).
Age: 61

                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                   PRINCIPAL             IN FUND          OTHER
                          POSITION(S)     TERM OF OFFICE         OCCUPATION(S)         COMPLEX(2)     DIRECTORSHIPS
NAME, ADDRESS(1)            WITH THE       AND LENGTH OF             DURING             OVERSEEN         HELD BY
AND AGE                     COMPANY         TIME SERVED           PAST 5 YEARS        BY NOMINEE         NOMINEE
----------------------   -------------   ----------------   -----------------------   ------------   --------------
James R. Seward          Nominee         Indefinite(3)      Private                    10(6)         Syntroleum
Age: 51                                                     Investor/Consultant,                     Corp.,
                                                            2000 to present;                         Lab One,
                                                            Financial Consultant,                    Inc.,
                                                            Seward & Company,                        Concorde
                                                            LLC 1998-2000.                           Career
                                                                                                     Colleges.

Jay H. Wein              Nominee         Indefinite(3)      Independent investor       16(8)         None
5305 Elmridge Circle                                        and business
Excelsior, Minnesota                                        consultant since
55331                                                       1989.
Age: 71

INTERESTED NOMINEE

Michael T. Lee(7)        Nominee         Indefinite(3)      Chief Operating           None           None
Age: 40                                                     Officer and Senior
                                                            Vice President,
                                                            Voyageur, 2003 to
                                                            present; Senior
                                                            Portfolio Manager,
                                                            Voyageur, 2000 to
                                                            present; Vice
                                                            President, Senior
                                                            Research Analyst
                                                            and Equity Portfolio
                                                            Manager, Voyageur,
                                                            1999-2003.

------------------
(1) Unless otherwise specified, the address of each Director/Nominee is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.

(2) The Tamarack Funds Trust consists of 17 "shell" series as of the date of this Proxy Statement. The Tamarack Funds Trust was formed solely for the purposes of completing the reorganization transactions contemplated by the integration initiative. Accordingly, the series of the Tamarack Funds Trust have not been included in the totals in this column.

(3) The Director/Nominee may serve until his or her resignation, removal, death or otherwise.

(4)  Director of RBC Funds, Inc., which consists of six series.

(5) Director/Trustee of each of the Babson Funds except Babson-Stewart Ivory International Fund, Inc. Director of Investors Mark Series Fund, Inc., which consists of nine series.

(6) Trustee of J&B Funds, which consists of a single series, J&B Small-Cap International Fund; also, Director, Investors Mark Series Fund, Inc., which consists of nine series.

(7) Mr. Lee is an "interested person" of the Funds as defined in the 1940 Act. He is an officer of Voyageur, the Funds' investment advisor.

(8) Director/Trustee of each of the Babson Funds. Director of Great Hall Investment Funds, Inc., which consists of five series. Trustee of J&B Funds, which consists of a single series, J&B Small-Cap International Fund.

EXECUTIVE OFFICERS


Officers of the Company are elected by the Board of Directors to oversee the day-to-day activities of each Fund. Information about the executive officers of the Company, including their principal occupations during the past five years, is set forth in EXHIBIT A to this Proxy Statement. All of these officers are also officers and/or employees of Voyageur or RBC Dain Rauscher Inc.


SHARE OWNERSHIP


As of December 31, 2003, the Nominees, Directors and officers of each Fund beneficially owned as a group less than 1% of the outstanding shares of each Fund.


The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of the series of the Company and of all funds in the Fund Complex as of December 31, 2003. The information as to beneficial ownership is based on statements furnished by each Nominee.


                                                                       AGGREGATE DOLLAR RANGE OF
                                                                  EQUITY SECURITIES IN ALL REGISTERED
                                           DOLLAR RANGE OF         INVESTMENT COMPANIES OVERSEEN OR
                                        EQUITY SECURITIES IN     TO BE OVERSEEN BY DIRECTOR/NOMINEE IN
                                              THE FUNDS             FAMILY OF INVESTMENT COMPANIES
                                       ----------------------   --------------------------------------
INDEPENDENT NOMINEES

T. Geron Bell ......................           None                         $1 to $10,000

Lucy Hancock Bode ..................                                      $10,001 to $50,000
 RBC Mid Cap Equity Fund ...........    $10,001 to $50,000
 RBC Small Cap Equity Fund .........       $1 to $10,000

Leslie H. Garner, Jr. ..............                                     $50,001 to $100,000
 RBC Large Cap Equity Fund .........    $10,001 to $50,000
 RBC Mid Cap Equity Fund ...........    $10,001 to $50,000
 RBC Small Cap Equity Fund .........    $10,001 to $50,000

Ronald James .......................           None                       $10,001 to $50,000

John A. MacDonald ..................           None                              None

H. David Rybolt ....................           None                         Over $100,000

James R. Seward ....................           None                              None

Jay H. Wein ........................           None                      $50,001 to $100,000

INTERESTED NOMINEE

Michael T. Lee .....................           None                       $10,001 to $50,000

NUMBER OF BOARD MEETINGS

During the fiscal year ended April 30, 2003, the Board met five times. It is expected that the Board will meet at least quarterly at regularly scheduled meetings.


COMPENSATION


The Board of Directors of the Company is currently composed of one interested Director and four Directors who are not considered to be "interested persons" of the Company, as that term is defined in the 1940 Act ("Independent Directors"). Directors of the Company who are not directors, officers or employees of Voyageur or any of its affiliates receive from the Company an annual retainer of $3000 (plus $750 for serving on the Board's Audit Committee) and a fee of $750 for each Board of Directors and Board committee meeting attended. Such Directors also are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are directors, officers or employees of Voyageur do not receive compensation from the Company.

The following table summarizes the compensation paid to the Directors of the Company, including committee fees, for the twelve-month period ended April 30, 2003.


                                                      PENSION OR
                                     AGGREGATE        RETIREMENT       ESTIMATED
                                   COMPENSATION        BENEFITS         ANNUAL             TOTAL
                                     FROM THE         ACCRUED AS       BENEFITS      COMPENSATION FROM
                                      COMPANY          PART OF           UPON          FUND COMPLEX
NAME OF DIRECTOR                     (6 FUNDS)      FUND EXPENSES     RETIREMENT     PAID TO DIRECTOR
-------------------------------   --------------   ---------------   ------------   ------------------
INDEPENDENT DIRECTORS

Lucy Hancock Bode .............       $6,750            None            None            $6,750(1)

Leslie H. Garner Jr. ..........       $9,000            None            None            $9,000(1)

R. William Shauman ............       $9,000            None            None            $9,000(1)

James H. Speed, Jr. ...........       $9,000            None            None            $9,000(1)

INTERESTED DIRECTOR

J. Franklin Martin(2) .........       $6,750            None            None            $6,750(1)

------------------
(1) Director/trustee of 6 funds and series in the Fund Complex as of June 30, 2003.

(2) Mr. Martin is an "interested person" of the Company (as that term is defined under the 1940 Act) because of certain business dealings with RBC Centura Bank, an affiliate of Voyageur.

To facilitate the creation of a unitary board of directors/trustees as part of the integration initiative discussed above, certain Directors agreed not to stand for re-election. Directors are not entitled to benefits under any pension or retirement plan. However, the Board determined that, particularly given the benefits that would accrue to the Funds from the creation of unitary boards of directors/trustees, it is appropriate to provide the three Directors who are not standing for re-election a one-time benefit. Given that Voyageur will also benefit from the administrative efficiencies of unitary boards of directors/trustees, Voyageur has agreed to bear the costs of this one-time benefit. The amount of the benefit being paid to each of Messrs. Martin, Shauman and Speed is $3,000.


STANDING COMMITTEES

The Company has a standing Audit Committee currently consisting of Messrs. Shauman, Speed and Garner. All are members of the Board and are Independent Directors. As set forth in its charter, the primary duties of the Company's Audit Committee are:

     (1) in its capacity as a committee of the Board, to be directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor (including resolution of disagreements between the auditor and Voyageur and/or the Funds' administrator regarding financial reporting);

     (2) to review information concerning the independence of the auditors, including (i) whether the auditors provide any consulting services to RBC Centura Bank, and (ii) all non-audit services provided by the auditor to the "investment company complex" (as defined in Rule 2-01(f)(14) of Regulation S-X) that were not pre-approved by the Audit Committee or its delegate(s), and to receive the auditors' specific representations as to their independence;

     (3) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for, procedures to be utilized, and scope of the annual audit and any special audits, including all critical accounting policies and practices to be used;
          (ii) to review in advance the staffing of the annual independent audit with the auditor and obtain a satisfactory representation from the auditor that such staffing complies with all applicable laws, regulations and rules regarding the rotation of audit partners; (iii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of audit(s); (iv) to discuss all alternative treatments within Generally Accepted Accounting

          Principles for policies and practices related to material items that have been discussed with Voyageur and/or the Funds' administrator, including: (1) ramifications of the use of such alternative disclosures and treatments, and (2) the treatment preferred by the auditor; (v) to discuss other material written communications between the outside auditor and Voyageur and/or the Funds' administrator, such as any management letter or schedule of unadjusted differences; (vi) to discuss the annual financial statements of the Funds and the auditors' views regarding significant accounting policies underlying the statements and their presentation to the public in the Annual Report and Form N-SAR; (vii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and Voyageur's and the administrator's responses thereto; and (viii) to review with the auditors the form of opinion the auditors propose to render to the Board and shareholders;

     (4) to investigate any reports from Fund officers regarding (i) significant deficiencies in the internal controls that could adversely affect the Funds' ability to record, process, summarize, and report financial data and any material weaknesses in the Funds' internal controls; and (ii) any fraud, whether or not material, that involves Voyageur, the Funds' administrator or other employees who play a significant role in the Funds' internal controls;

     (5) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by Voyageur, the Funds' administrator or the auditors;

     (6) to review the fees charged by the independent auditors for audit and non-audit services;

     (7) to investigate improprieties or suspected improprieties in Fund financial and accounting operations that are called to their attention; and

     (8) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

     (9) to pre-approve, and/or delegate the authority to pre-approve, audit and permissible non-audit services.


The Audit Committee met four times during the fiscal year ended April 30, 2003. No Director attended less than 75% of the Board meetings, including committee meetings.

NOMINATION PROCESS

The Company also has a Nominating Committee that is composed of the Independent Directors. It does not have a charter. The Nominating Committee's primary responsibility is to nominate Director candidates when there is a vacancy on the Board. The Nominating Committee does not consider nominees from shareholders and instead considers nominees identified through other processes, for example, as described below. The Nominating Committee did not meet during the fiscal year ended April 30, 2003.

As described above, the Board has recommended to shareholders of the Fund that they approve the election of nine individuals to serve on the board of directors of the Company. These same individuals are being nominated to serve on the boards of directors/trustees for each of the other funds so that a single, unitary board of directors/trustees would be elected for all of the funds.

The eight independent directors/trustees nominated to serve on the single, unitary board have been selected from among the independent directors/trustees currently serving on the boards of the funds. In this connection, the independent directors/trustees of the existing boards of the funds determined to create an ad hoc board consolidation committee (the "Committee") of four independent directors/trustees. An independent board member from each of the Funds, Great Hall Investment Funds, Inc., J&B Funds and the Babson Funds was selected to serve on the Committee. The Committee was assigned the responsibility of evaluating each existing board member's professional background and work experience, professional competencies, time availability and commitment, and overall past contribution to the board of an existing fund within the fund complex. The Committee was also responsible for developing recommendations for the size and actual membership of the new board. Among the core professional competencies and abilities that the Committee considered relevant in making its recommendations on board membership were a person's investment background, accounting/finance background, academic/theoretical background, marketing perspective, technology/systems background, leadership abilities, business acumen and entrepreneurial talent. In addition, the Committee took into account the age distribution, diversity and impact of regulatory requirements in its recommendations on the composition of the new board.

Based on the recommendations of the Committee, the Nominating Committee (and, in the case of the other funds, the independent directors/trustees of each of the funds' boards) determined to fix the number of board members at nine, eight of whom would be independent board members and one of whom would be an inside board member. The Nominating Committee, followed by the full Board, approved the Committee's recommendations on the eight independent board member nominees and management's recommendation on the inside board member nominee. Each of the other funds' boards also approved the Committee's recommendations on the eight independent board member nominees and management's recommendation on the inside board member nominee.

The Committee does not have a charter. As part of the creation of the new Tamarack Funds Trust, which is being proposed as part of the integration initiative described above, it is expected that the Tamarack Funds Trust's board of trustees will establish various committees as part of the organization process for the Tamarack Funds Trust. As part of that process, the board of trustees would determine whether to establish a formal nominating committee, prepare a written charter for the committee, include a formal policy on consideration of shareholder nominations to serve on the board of trustees, define the material elements that would be included in any such policy, identify the process to be followed by such committee in identifying and evaluating nominees (including those recommended by shareholders), specify minimum qualifications for any committee-recommended nominees, including any specific qualities or skills, and establish a process for shareholders to send communications to the board of trustees.

                                   *   *   *

SHAREHOLDER APPROVAL: Election of each of the Nominees to the Board of Directors must be approved by a plurality of the total votes validly cast in person or by proxy at the Meeting. The votes of each Fund will be counted together with respect to the election of the Nominees.


          THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ELECTION OF
                 EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.

                                 --------------

                             PROPOSAL 2 -- ALL FUNDS

                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                 --------------

At a meeting of the Board held on December 2, 2003, the Board approved on behalf of the Company and its Funds an Agreement and Plan of Reorganization ("Plan") substantially in the form attached to this Proxy Statement as EXHIBIT
B. Fund shareholders are now being asked to approve the Plan. If shareholders of a Fund approve the Plan, the Directors and officers of the Company will execute and implement the Plan on behalf of such Fund. If the Plan is approved by shareholders of a Fund, the Reorganization of that Fund is expected to take effect on or about March 31, 2004 ("Closing Date"), although that date may be adjusted in accordance with the Plan.


OVERVIEW OF THE PROPOSAL


Shareholders of each Fund are asked to approve the proposed Plan, which contemplates, with respect to each Fund:


     o the transfer of all of the assets of the Fund to the corresponding Tamarack Fund and the assumption by the corresponding Tamarack Fund of all of the liabilities of the Fund in exchange for shares of the corresponding Tamarack Fund having an aggregate net asset value equal to the transferred net assets of the Fund;


     o the distribution to each shareholder of each class of the Fund of the same number of shares of the corresponding class of the corresponding Tamarack Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of that class of the Fund held by that shareholder on the Closing Date; and


     o    the subsequent complete liquidation of the Fund.

The following table presents the name of the Tamarack Fund corresponding to each Fund.

                 RBC FUND                         CORRESPONDING TAMARACK FUND
  --------------------------------------- ------------------------------------------
  RBC Large Cap Equity Fund               Tamarack Large Cap Equity Fund

  RBC Mid Cap Equity Fund                 Tamarack Mid Cap Equity Fund

  RBC Small Cap Equity Fund               Tamarack Small Cap Equity Fund

  RBC Government Income Fund              Tamarack Government Income Fund

  RBC Quality Income Fund                 Tamarack Quality Income Fund

  RBC North Carolina Tax-Free Bond Fund   Tamarack North Carolina Tax-Free Bond Fund


For a more detailed discussion of the terms of the Plan, please refer to "Additional Information About the Plan," below.

Prior to shares of the Tamarack Funds being distributed to the Funds' shareholders, the Funds, as shareholders of the Tamarack Funds Trust, will be asked to vote on certain matters regarding the organization of the Tamarack Funds Trust. A Fund will vote in favor of such matters regarding the organization of the Tamarack Funds Trust only to the extent that the shareholders of that Fund have voted in favor of the Plan. Shareholders of the Funds are not being asked to vote separately on these issues. Thus, shareholders of each Fund, in approving the Plan, will also, in effect, be approving the following matters with respect to the Tamarack Funds Trust:


     o    Election of the nine Trustees described in Proposal 1;


     o Approval of an investment advisory agreement with Voyageur, which, with a few minor exceptions that are described below, will be materially the same as the investment advisory agreements currently in place with respect to the Funds;

     o Approval of a Distribution and Service Plan with respect to each applicable Tamarack Fund and its classes, which, with a few minor exceptions that are described below, will be materially the same as the Distribution and Service Plan currently in place with respect to each Fund; and


     o Approval of the liquidation and dissolution of the Company, to the extent such approval is required.


More information on each of these items is discussed below under "Matters on Which the Tamarack Funds Will Vote."


BOARD CONSIDERATION OF THE PLAN


The primary purposes of the proposed Reorganizations are to seek future economies of scale and to eliminate certain costs associated with operating eight different business entities -- the Company, J&B Funds, Great Hall Investment Funds, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc. and Shadow Stock Fund, Inc. -- in three different states. In unanimously approving the Plans, the Directors of the Company determined, with respect to each Fund, that the proposed Reorganization of each Fund would be in the best interests of the applicable Fund and its shareholders and that the ownership interests of each Fund's shareholders would not be diluted as a result of the Reorganization. Key factors considered by the Board include the following:


     o Voyageur has informed the Directors that it believes that by reorganizing each Fund and the other funds advised by Voyageur as separate series of a single entity, the Tamarack Funds Trust, the funds should be able to realize greater operating efficiencies.

     o Voyageur has informed the Directors that it believes that the proposed Delaware statutory trust form provides a cost efficient and flexible method of operating Funds for the benefit of Fund shareholders. In recent years, many mutual funds have reorganized as Delaware statutory trusts.


     o    The Funds will not bear any ordinary costs of the Reorganizations.

     o The investment objective of each Tamarack Fund will be identical to that of the corresponding Fund, and the Tamarack Fund will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of the Fund immediately prior to the Reorganization.


     o Shareholders of each Fund will continue to receive the same level of services currently provided by each Fund.

     o Each Reorganization is intended to be tax-free for federal income tax purposes.


     o Shareholders' ownership interests will not be diluted as a result of the Reorganizations.

EFFECTS OF EACH REORGANIZATION ON THE FUND AND ITS SHAREHOLDERS

Immediately after the Reorganization, shareholders of each Fund will own shares of the corresponding class of the corresponding Tamarack Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization (the "Closing"). For example, a shareholder who owns 100 Class A shares of a Fund immediately prior to the Closing would own, immediately after the Closing, 100 Class A shares of the corresponding Tamarack Fund having the same net asset value as those 100 Class A shares of the Fund held immediately prior to the Closing.

Each Tamarack Fund corresponding to a Fund will have Class A, B, and I shares corresponding to the Fund's classes and will, additionally, have Class C, R and S shares. (Tamarack Funds that are money market funds will each have only one class of shares.) It is expected that Class A shares of each of the multi-class Tamarack Funds will have a maximum front-end sales charge of 5.75% for equity funds and 3.75% for fixed income funds, which will be waived for additional purchases in accounts transferred from the Funds. Class A shares will be subject to annual distribution and shareholder servicing fees of up to 0.50%. Only Tamarack Funds corresponding to a Fund will have Class B shares. Class B shares of such Tamarack Funds, like Class B shares of the Funds, will be closed to new accounts. Class B shares will continue to be subject to a maximum contingent deferred sales charge of 5.0% for equity funds and 3.0% for fixed income funds for redemptions in the year after purchase, declining over the next four years, and disappearing after the fifth year. Class B shares will convert automatically into Class A shares of the same Tamarack Fund after seven years from the end of the month of purchase. It is expected that Class C shares will be subject, under certain conditions, to a deferred sales charge (load) of 1.00% and to annual distribution and shareholder servicing fees of up to 1.00%. Only Tamarack Funds corresponding to the Funds will have Class I shares. Like Class I shares of the Funds, Class I shares of such Tamarack Funds will have no front-end or contingent deferred sales charge or Rule 12b-1 distribution or service fee. Class I shares will be closed to new accounts as of March 31, 2004. This means that only those Fund shareholder accounts that receive Tamarack Fund Class I shares issued in the Reorganization will be able to purchase additional Class I shares of a Tamarack Fund. Class S shares will not be subject to any sales charge (load) or Rule 12b-1 distribution or service fees. Class S shares will be closed to new investors. Class R shares will be available only to participants in certain retirement plans.

As a result of the Reorganizations, shareholders of the Funds, which are series of the Company, a Maryland corporation, will become shareholders of the Tamarack Funds, each of which is a series of a Delaware statutory trust. For a comparison of certain attributes of these entities that may affect shareholders of the Funds, please see "Differences in Organizational Structures" below.

THE REORGANIZATIONS WILL NOT RESULT IN ANY CHANGE IN THE INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES OR INVESTMENT ADVISOR OF ANY OF THE FUNDS. If Proposal 3 is approved, whether or not the Plan is approved, certain changes may be made to current investment restrictions or policies of the Funds, as further described in that Proposal. Each Tamarack Fund will offer the same shareholder services as its corresponding Fund.

NO SALES LOAD, COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATIONS


The full value of your shares of a Fund will be exchanged for shares of the same class of the corresponding Tamarack Fund without any sales load, commission or other transactional fee being imposed.


FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

As a condition to each Fund's obligation to consummate the applicable Reorganization, the Fund and the corresponding Tamarack Fund will receive an opinion from legal counsel to the Funds to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, the transactions contemplated by the Plan constitute a tax-free reorganization for federal income tax purposes.

EXPENSES RELATED TO THE REORGANIZATIONS

Voyageur, the Funds' investment advisor, will bear all ordinary expenses associated with the Reorganizations, other than any expenses individually incurred by shareholders.


                      ADDITIONAL INFORMATION ABOUT THE PLAN

SUMMARY OF TERMS


The following is a summary of the Plan. This summary is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached as EXHIBIT B to this Proxy Statement.


As stated above, with respect to each Fund and its corresponding Tamarack Fund, the Plan provides that all of the assets of the Fund will be transferred to the Tamarack Fund, which will assume all of the Fund's liabilities. Fund shareholders will receive that number of full and fractional shares of that class of the Tamarack Fund which is of the same class as and is equivalent in number and value to the shares of the Fund held as of the close of business on the Closing Date. Immediately following the Reorganization, shareholders of the Fund will be shareholders of its corresponding Tamarack Fund and the Tamarack Fund will have no other shareholders. The Fund's shareholders will not pay a sales charge, commission or other transaction costs in connection with their receipt of shares of the Tamarack Fund.

With respect to each Fund, the Plan must be approved separately by shareholders of that Fund. In the event that shareholders of a particular Fund do not approve the Reorganization of that Fund with and into the corresponding Tamarack Fund, the Plan will continue to remain in full force and effect with respect to any reorganization transactions approved by the shareholders of the other Funds. Moreover, the Plan provides that the benefits and obligations attendant to the Reorganization are severable with respect to each Fund and the corresponding Tamarack Fund.


Each Reorganization is subject to a number of conditions, including the following: (1) approval of the Plan and the transactions contemplated thereby as described in this Proxy Statement by the shareholders of the Fund; (2) the receipt of certain legal opinions described in the Plan; (3) the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Plan and other matters; and (4) the parties' performance in all material respects of their agreements and undertakings in the Plan.

If the shareholders approve the Plan and the various other conditions required for the Closing are satisfied, the Closing is expected to occur on or about March 31, 2004, or such other date as is agreed to by the parties, on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on the Closing Date.

The Plan may be terminated (i) by the mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before July 15, 2004, unless such date is extended by mutual agreement of the parties, (iii) by either party if the other party shall have materially breached its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan, or (iv) at any time prior to the Closing Date if circumstances should develop that, in the opinion of the Board or the board of trustees of the Tamarack Fund, make proceeding with the Reorganization inadvisable with respect to the Fund or the Tamarack Fund, respectively. The Plan may also be amended by mutual agreement of the parties in writing. However, no amendment may be made following the Meeting if such amendment would have the effect of changing the provisions for determining the number of shares of the Tamarack Fund to be issued to the Fund under the Plan to the detriment of the Fund's shareholders without their approval.


TAX CONSIDERATIONS

It is anticipated that each Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Code. With respect to each Reorganization, the Fund and its corresponding Tamarack Fund will receive an opinion from Dechert LLP substantially to the effect that, based on certain facts, assumptions and representations, for federal income tax purposes: (1) the Reorganization will constitute a "reorganization" within the meaning of Code Section 368(a); (2) the shareholders will recognize no gain or loss on their receipt of voting shares of the Tamarack Fund in exchange for their voting shares of the Fund pursuant to the Reorganization; (3) the Fund will not recognize gain or loss on the transfer of all of its assets to the Tamarack Fund solely in exchange for voting shares of the Tamarack Fund and the assumption by the Tamarack Fund of the Fund's liabilities pursuant to the Reorganization; (4) the Fund will not recognize gain or loss on its distribution of voting shares of the Tamarack Fund to its shareholders pursuant to the liquidation of the Fund; (5) the Tamarack Fund will not recognize gain or loss on its acquisition of all of the assets of the Fund solely in exchange for voting shares of the Tamarack Fund and the assumption by the Tamarack Fund of the Fund's liabilities; (6) the tax basis of the voting shares of the Tamarack Fund received by each of the Fund's shareholders pursuant to the Reorganization will equal the tax basis of the voting shares of the Fund surrendered in exchange therefor; (7) the holding period of the voting shares of the Tamarack Fund received by each of the shareholders pursuant to the Reorganization will include the period that the shareholder held the voting shares of the Fund exchanged therefor, provided that the shareholder held such shares as capital assets on the date of the Reorganization; (8) the Tamarack Fund's basis in the assets of the Fund received pursuant to the Reorganization will equal the Fund's basis in the assets immediately before the Reorganization; and (9) the Tamarack Fund's holding period in the Fund's assets received pursuant to the Reorganization will include the period during which the Fund held the assets. No opinion will be expressed by Dechert LLP, however, as to whether any gain or loss will be recognized by any Fund or Tamarack Fund in connection with any disposition of assets by the Fund or the Tamarack Fund prior to or following the Reorganization.

Shareholders of the Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.


                    DIFFERENCES IN ORGANIZATIONAL STRUCTURES

The Tamarack Funds Trust is a Delaware statutory trust governed by its Agreement and Declaration of Trust, By-Laws and Board of Trustees. The Company is a Maryland corporation governed by its Articles of Incorporation, By-Laws and Board of Directors. The operations of the Tamarack Funds Trust and the Company are also governed by applicable state and Federal law.

Under the Agreement and Declaration of Trust and By-Laws of the Tamarack Funds Trust, the Trustees of the Tamarack Funds Trust will have more flexibility than the Directors of the Company and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Trustees of the Tamarack Funds Trust to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Tamarack Funds Trust to operate in a more efficient and economical manner. Delaware law also promotes ease of administration by permitting the Board of the Tamarack Funds Trust to take certain actions, for example, establishing new investment series of the Tamarack Funds Trust, without filing additional documentation with the state, and incurring the additional preparation time and costs.

Importantly, the Trustees of the Tamarack Funds Trust will effectively have the same fiduciary obligations to act with due care and in the interest of the Tamarack Funds and their shareholders as do the Directors with respect to the Funds and their shareholders.

Key differences between the organizational structures of the Tamarack Funds Trust and the Company are summarized in this section. The summary focuses on differences that might be material to a Fund shareholder. It is not an exhaustive discussion. Shareholders who are interested in obtaining more detail should refer to the applicable Fund documents and state laws that are described in the summary. Copies of the documents are available from the Funds upon request.

SHAREHOLDER LIABILITY

TAMARACK FUNDS TRUST

The Declaration of Trust of the Tamarack Funds Trust provides that shareholders are not personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to the Tamarack Funds Trust, the Tamarack Funds or any class of shares. In addition, shareholders have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

COMPANY

The Company is organized as a Maryland corporation, and as such, its shareholders generally have no personal liability for its acts or obligations.

LIABILITY OF DIRECTORS/TRUSTEES

TAMARACK FUNDS TRUST

Absent willful misfeasance, bad faith, gross negligence or reckless disregard of a Trustee's duties, a Trustee acting in such capacity shall not be personally liable to any person other than the Tamarack Funds Trust or a beneficial owner for any act, omission or obligation of the Tamarack Funds Trust or any Trustee. A Trustee or officer of the Tamarack Funds Trust will be indemnified by the Tamarack Funds Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with the defense of any proceeding in which he or she becomes involved by virtue of being or having been a Trustee or officer.

COMPANY

The Articles of Incorporation of the Company provide that, to the fullest extent permitted by Maryland law and the 1940 Act, a Director is not liable to the Company or its shareholders for money damages. The Articles of Incorporation also provide that the Company will indemnify the Directors to the fullest extent permitted by Maryland law and the 1940 Act.

INSURANCE

TAMARACK FUNDS TRUST

The Agreement and Declaration of Trust of the Tamarack Funds Trust provides that, to the fullest extent permitted by applicable law, the officers and Trustees are entitled and have the authority to purchase with Trust property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Trustee or officer becomes involved by virtue of such person's capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such person against such liability under the provisions of the Article of the Agreement and Declaration of Trust regarding the limitation of liability of officers and Trustees.

COMPANY

The Articles of Incorporation of the Company provide that the Company may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Company against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Company would have had the power to indemnify against such liability.

LIQUIDATION OR DISSOLUTION

Generally, in the event of the liquidation or dissolution of any of the Funds or Tamarack Funds, as the case may be, the shareholders of that Fund/Tamarack Fund are entitled to receive, when and as declared by the Board, the excess of the assets over the liabilities belonging to the Fund/Tamarack Fund. The assets so distributed to shareholders of a Fund/Tamarack Fund would be distributed among the shareholders in proportion to the number of shares of that Fund/Tamarack Fund held by them and recorded on the books of the Fund/Tamarack Fund.

TAMARACK FUNDS TRUST

The Declaration of Trust of the Tamarack Funds Trust permits a majority of the Trustees to liquidate the Tamarack Funds Trust, or any class or series of the Tamarack Funds Trust, upon written notice to shareholders, without submitting the matter for shareholder approval.

COMPANY

Maryland law requires shareholder approval of a dissolution of the Company. If no shares of a class or series are outstanding, a majority of the Directors may vote to liquidate such class or series without shareholder approval. Otherwise, subject to the redemption requirements contained in the Company's Articles of Incorporation, the Company may first redeem all of the shares outstanding of each applicable series and/or class, and then liquidate the series or class without shareholder approval.

RIGHTS OF INSPECTION

TAMARACK FUNDS TRUST

Shareholders shall have the right to inspect the Tamarack Funds Trust's accounts, books or documents only to the extent such right is conferred by the Trustees.

COMPANY

Under the Company's Articles of Incorporation, shareholders of the Company have only such rights to inspect and copy the Company's records, documents, accounts and books and to request statements regarding its affairs as are provided by Maryland law, subject to such reasonable regulations, not contrary to Maryland law, as the Board may from time to time adopt regarding the conditions and limits of such rights. Maryland corporate law provides that one or more persons who together have owned at least 5% of the outstanding shares of a corporation for at least six months may, on written request, inspect the books of account and stock ledger of the corporation.

SHAREHOLDER MEETINGS

Neither the Tamarack Funds Trust nor the Company is required to hold annual meetings of shareholders (other than in a year in which the election of trustees/directors is required by the 1940 Act), although the Tamarack Funds Trust and the Company may hold special meetings at any time. In each case, on any matters submitted to a vote of the shareholders, all shares entitled to vote are voted in the aggregate, except when (1) required by the 1940 Act, shares are voted by the individual Fund or Tamarack Fund; (2) the matter involves any action that the Directors/Trustees have determined will affect only the interests of one or more Fund or Tamarack Fund, then only the shareholders of such series shall be entitled to vote thereon; and (3) the matter involves any action that the Directors/Trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon.

TAMARACK FUNDS TRUST

The By-Laws for the Tamarack Funds Trust permit special meetings of the shareholders to be called by shareholders holding at least 10% of the outstanding shares of the Tamarack Funds Trust entitled to vote at such meeting. Shareholders may also take action in lieu of a meeting by written instrument signed by the holders of outstanding shares representing the minimum number of votes that would be necessary to authorize or take that action at a meeting.

Delaware law provides greater flexibility with regard to shareholder voting rights, quorums, and proxy requirements. The Declaration of Trust provides that 331/3% of the shares entitled to vote at any meeting must be present in person or by proxy to establish a proper quorum for voting purposes, unless a larger quorum is required by applicable law, by the By-Laws of the Trust, or by the Declaration of Trust. Further, when a quorum is present, a majority of votes cast shall decide any issues, and a plurality shall elect a Trustee of the Tamarack Funds Trust, unless a larger vote is required by the governing documents or under applicable law. The effect of the quorum and voting provisions is to make it easier for the Tamarack Funds Trust to seek appropriate shareholder approvals for many actions not related to regulatory issues without experiencing the added costs or delays of soliciting additional proxies or votes and without being disadvantaged by abstentions or broker non-votes. Delaware law also affords trustees the ability to adapt a Delaware statutory trust to future contingencies. For example, trustees have the authority to incorporate a Delaware statutory trust, to merge or consolidate a Delaware statutory trust or its series with another entity, to cause multiple series of a Delaware statutory trust to become separate trusts, to change the state of domicile or to liquidate a Delaware statutory trust, all without having to obtain a shareholder vote.

COMPANY

Under the By-Laws of the Company, a special meeting of shareholders of a Fund shall be called by the Secretary of the Company upon receipt of the written request of holders of shares entitled to cast not less than 10% of the votes entitled to be cast at such meeting, provided that (1) such request states the purposes of such meeting and the matters proposed to be acted upon, and (2) the shareholders requesting such meeting have paid to the Company the reasonably estimated cost of preparing and mailing the notice of the meeting, which the Secretary shall determine and specify to such shareholders. No special shareholder meeting may be called upon the request of shareholders to consider any matter that is substantially the same as a matter voted upon at any special meeting held during the preceding 12 months, unless requested by the holders of a majority of all shares entitled to be voted at such meeting. Written shareholder consents in lieu of a meeting are required to be signed by all shareholders.

Under the Company's Articles of Incorporation, the presence in person or by proxy of the holders of one third of the shares of stock entitled to vote at a meeting generally constitutes a quorum. Maryland law requires a plurality of all votes cast at a meeting at which a quorum is present to elect directors unless the corporation's Articles of Incorporation or By-Laws require a larger vote. For most other stockholder votes, Maryland law provides that a majority of all votes cast at a meeting at which a quorum is present is sufficient to approve any matter, unless the corporation's Articles of Incorporation provide otherwise. Certain other matters, such as amendments to a corporation's Articles of Incorporation, consolidations, mergers, share exchanges and transfers of assets, require the affirmative vote of two-thirds of all votes entitled to be cast on the matter for approval of the measure. However, under Maryland law, the Articles of Incorporation may include a provision that requires less than a two-thirds vote, provided that the Articles of Incorporation require at least a majority vote. The Company's Articles of Incorporation provide that notwithstanding any provision of Maryland law requiring more than a majority vote to approve any action, the action shall be effective if approved by the affirmative vote of the holders of a majority of the total number of shares of the Company, or of a class or series of the Company, as applicable, outstanding and entitled to vote, except as otherwise provided therein.

REORGANIZATION/COMBINATION TRANSACTIONS

TAMARACK FUNDS TRUST

Under the Declaration of Trust and Delaware law, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a Tamarack Fund or the Tamarack Funds Trust with another trust, series or other business organization without shareholder approval, although such approval may be separately required under the federal securities laws and rules thereunder. For example, the 1940 Act and rules thereunder may require a shareholder vote of a proposed merger involving affiliated funds under certain circumstances, such as when the merging funds have materially different advisory contracts or fundamental investment policies/restrictions.

COMPANY

A majority of the outstanding shares of a Fund must approve a merger of the Fund with another business organization.

AMENDMENT OF CHARTER DOCUMENT

TAMARACK FUNDS TRUST

The Trustees may generally restate, amend or otherwise supplement the Trust's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' voting rights).

COMPANY

The Articles of Incorporation provide that the Company reserves the right to amend, alter, change or repeal any provision of the Articles of Incorporation, and all rights conferred upon shareholders are granted subject to this reservation. Under Maryland law, in general, amendments to the articles of incorporation of a corporation must be approved by two-thirds of all votes entitled to be cast, unless such percentage is reduced in the corporation's articles of incorporation, provided that the articles of incorporation require at least a majority vote. The Company's Articles of Incorporation provide that the affirmative vote of the holders of a majority of the total number of shares of the Company outstanding and entitled to vote will be sufficient to approve an amendment.

DERIVATIVE ACTIONS

TAMARACK FUNDS TRUST

Shareholders of the Tamarack Funds Trust or any Tamarack Fund may not bring a derivative action to enforce the right of the Tamarack Funds Trust or Tamarack Fund unless certain conditions are satisfied. The conditions include, among others, that (1) the complaining shareholder submit a written demand to the Board of Trustees and that demand must be refused, and (2) at least 10% of the shareholders of the Tamarack Funds Trust or the Tamarack Fund, as applicable, join in bringing the derivative action. A shareholder of a particular Tamarack Fund is not entitled to participate in a derivative action on behalf of any other Tamarack Fund of the Tamarack Funds Trust.

COMPANY

Under Maryland law, in general, shareholders may not bring a derivative action unless they have first made a demand upon the corporation to sue in its own name and the demand was refused. If the directors of a corporation improperly refuse to bring a derivative suit or if the demand upon the directors is excused, then a plaintiff generally must then make the demand upon the corporation's other shareholders before commencing suit.


                  MATTERS ON WHICH THE TAMARACK FUNDS WILL VOTE

As noted above, in approving the Plan, shareholders of each Fund will also be authorizing that Fund to vote on various actions regarding the corresponding Tamarack Funds and the Tamarack Funds Trust. Fund shareholders are not being asked to vote separately on these actions.


One of these actions will be to approve the election of Trustees of the Tamarack Funds Trust. The nominees for election will be the same Nominees elected under Proposal 1 at the Meeting. (If shareholders approve the Plan in Proposal 2 but do not approve the election of all nine individuals in Proposal 1, it is possible that the Fund will not be reorganized into the Tamarack Funds Trust. In that case, those Nominees who are elected would consider what further steps may be appropriate.)

In addition, each Fund, while it is the sole shareholder of the corresponding Tamarack Fund, will approve a new investment advisory agreement with Voyageur and a new Service and Distribution Plan for each applicable class of shares. The principal terms of the new advisory agreement, including the advisory fee provisions, are the same as those of the current advisory agreement, except for the dates of execution and termination. There will be no change in the rate of advisory fees charged to each Fund or in the types of advisory services required to be provided to each Fund. Under the new advisory agreement, consistent with the current advisory agreement, Voyageur will provide investment advisory services with respect to each Tamarack Fund. For additional details about the current and new investment advisory agreements, please refer to EXHIBIT C to this Proxy Statement.

The new Service and Distribution Plans will be materially the same as the Service and Distribution Plans currently in effect for each applicable class of each Fund, except for the dates of execution and termination and the change in parties from Centura Funds Distributor, Inc., the Funds' distributor, to J&B, the Tamarack Funds' distributor. There will be no change in the fees payable under the Service and Distribution Plans by the applicable classes of shares. For additional details about the current and new Service and Distribution Plans, please refer to EXHIBIT C to this Proxy Statement.

Shareholders of each Fund approving the Plan will also be approving the liquidation and dissolution of that Fund and the liquidation and dissolution of the Company.


INVESTMENT ADVISOR


On December 18, 2002, Fund shareholders voted to approve Voyageur as the Company's investment advisor effective December 30, 2002. Voyageur replaced Glenwood Capital Management, Inc. ("Glenwood") as the Company's investment advisor. Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corp., which maintains its offices at Dain Rauscher Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402. RBC Dain Rauscher Corp. is a wholly-owned subsidiary of Royal Bank of Canada ("RBC"), which maintains its offices at 200 Bay Street, Toronto, Ontario, Canada M5J 2J5 A6 00000. Glenwood was also an indirect subsidiary of RBC. RBC is a diversified financial services company that provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, online banking and transaction processing on a global basis. As of October 31, 2003, RBC employs approximately 60,000 people who service approximately 12 million personal, business and public sector customers in North America and in some 30 countries around the world.

Voyageur has been registered with the Securities and Exchange Commission ("SEC") as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. Voyageur maintains its offices at 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402. Voyageur employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.


Voyageur is responsible for the overall management of each Fund's portfolio. Voyageur employs for each Fund a team approach to the management of the Fund, with no individual team member being responsible solely for investment decisions. Each Fund's management team or portfolio manager has access to Voyageur's investment research and other money management resources.

Voyageur currently provides investment advisory and administrative services to the Funds; Great Hall Investment Funds, Inc., a series company that currently consists of five separately managed money market portfolios; the Babson Funds, a family of ten individual equity, fixed income, and money market funds and/or portfolios; and J&B Funds, a series company that currently consists of a single equity portfolio. The portfolios of Great Hall Investment Funds, Inc. serve principally as money market sweep vehicles for brokerage customers of RBC Dain Rauscher Inc. Voyageur also provides fixed income, equity and balanced portfolio management services to a variety of wrap programs, insurance company separate accounts, and private account clients, including individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments and healthcare organizations. As of October 31, 2003, Voyageur had approximately $23 billion in assets under management, approximately $317 million of which was represented by the net assets of the Funds, $10.7 billion of which was represented by the net assets of Great Hall Investment Funds, Inc., $1.2 billion of which was represented by the net assets of the Babson Funds, and $12 million of which was represented by the net assets of J&B Funds. Following the Reorganization, Voyageur will continue to serve the Funds as investment advisor.

EXHIBIT D to this Proxy Statement sets forth the amount of fees paid by each Fund to Voyageur under the Current Advisory Agreement during the fiscal year ended April 30, 2003.

EXHIBIT E to this Proxy Statement sets forth information regarding other registered investment companies with investment objectives similar to the Funds for which Voyageur acts as investment advisor, including the rate of Voyageur's compensation.

EXHIBIT F to this Proxy Statement sets forth information regarding the principal executive officer and directors of Voyageur.


                                   *   *   *

SHAREHOLDER APPROVAL: Approval of Proposal 2 with respect to each Fund will require the affirmative vote of a majority of the shares of that Fund that are outstanding and entitled to vote, with all classes voting together and not by class.


          THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS,
              UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND
                        VOTE FOR THE PLAN IN PROPOSAL 2.


                                --------------

                            PROPOSAL 3 -- ALL FUNDS

                        APPROVAL OF THE MODIFICATION OF
                  FUNDAMENTAL INVESTMENT POLICIES/RESTRICTIONS

                                --------------


Each Fund invests its assets in accordance with its principal investment objective, investment strategies and investment policies/restrictions. Under the 1940 Act, investment policies/restrictions are designated as

"fundamental" or "non-fundamental." Those policies/restrictions that are designated as fundamental can be changed only upon approval of both the Board and Fund shareholders. In contrast, non-fundamental policies/restrictions can be changed upon approval by the Board, with adequate notice to shareholders. Under the 1940 Act, certain policies/restrictions must be adopted as matters of fundamental policy and thus cannot be subsequently changed without shareholder approval. These policies/restrictions cover each Fund's status as diversified, and its investment operations with respect to borrowing, senior securities, underwriting securities, real estate, making loans, concentration of investments, and commodities.

This Proposal seeks to make certain changes to these policies/restrictions. The proposed changes are intended to promote consistency between the policies/restrictions of the Funds and other funds advised by Voyageur. The changes are also intended to provide the Board with the maximum flexibility permitted under the 1940 Act to allow the Board to react to future developments. Although the Funds may benefit from this increased flexibility in the future, the proposed changes are not expected to have any immediate effect on the current investment operations of the Funds. In accordance with applicable law, material changes in the future to the investment operations of a Fund, as disclosed in its then effective prospectus and statement of additional information, would require Board approval and would be disclosed to shareholders.

This Proposal is divided into parts 3.A - 3.H. Each policy/restriction is discussed separately below. For each, the current policy/restriction and the proposed policy/restriction are listed, a brief explanation of the proposed change is provided, and any material differences are highlighted.


                        PROPOSAL 3.A -- DIVERSIFICATION

                         APPLICABLE FUNDS -- ALL FUNDS


             CURRENT POLICY / RESTRICTION                            PROPOSED NEW POLICY / RESTRICTION
------------------------------------------------------   --------------------------------------------------------
Each Fund, except as indicated, may not with respect     Each Fund has elected to be classified as a diversified
to 75% of its total assets, purchase more than 10%       series of an open-end management investment
of the voting securities of any one issuer or invest     company and will invest its assets only in a manner
more than 5% of the value of such assets in the          consistent with this classification under applicable
securities or instruments of any one issuer, except      law.
securities or instruments issued or guaranteed by
the U.S. Government, its agencies or instrumen-
talities.

DISCUSSION OF PROPOSED CHANGE

Each Fund is a "diversified" fund under the 1940 Act. Under the 1940 Act, a diversified fund generally is required to have 75% of its total assets invested in (1) cash and cash items (including receivables), obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or securities of other investment companies; or (2) other securities limited for any one issuer to an amount (x) not greater than 5% of the total assets of the fund, and (y) not more than 10% of the outstanding voting securities of such issuer.

There are some differences between the two policies/restrictions. The current policy/restriction re-states relevant percentage limits that are currently applicable to diversified funds, while the proposed policy/restriction identifies each Fund's status as diversified and, in turn, applies the definition of "diversified company" within the 1940 Act. Accordingly, the proposed policy/restriction is more flexible. It will apply the requirements of the 1940 Act as they may be amended from time to time (and which are applicable in any case), without the Board or shareholders having to take further action. While the Funds may benefit from this increased flexibility in the future, it is not anticipated that the proposed change would have any material effect on the current investment operations of the Fund.

                           PROPOSAL 3.B -- BORROWING

                         APPLICABLE FUNDS -- ALL FUNDS


              CURRENT POLICY / RESTRICTION                          PROPOSED NEW POLICY / RESTRICTION
--------------------------------------------------------   --------------------------------------------------
Each Fund, except as indicated, may not borrow             Each Fund will not borrow money, except as
money except that a Fund may borrow from banks             permitted under the Investment Company Act of
up to 10% of the current value of its total net assets     1940, as amended, and the rules and regulations
for temporary or emergency purposes; a Fund will           thereunder, or as may otherwise be permitted from
make no purchases if its outstanding borrowings            time to time by a regulatory authority having
exceed 5% of its total assets.                             jurisdiction.

DISCUSSION OF PROPOSED CHANGE

The 1940 Act provides upper limits on the amounts that funds are permitted to borrow, although funds may impose more restrictive limits on themselves. Under current regulations and SEC staff guidance, a fund is permitted to borrow from banks in an amount up to 331/3% of the fund's assets, including the amount borrowed. A fund also may issue a note evidencing a temporary loan (that is, one that must be repaid within 60 days), as long as it does not exceed 5% of the fund's total assets.

The current policy/restriction imposes a more restrictive limit on borrowings than is required under current regulations and SEC staff guidance by restricting each Fund's borrowings to no more than 10% of its current net assets and only for temporary or emergency purposes. The proposed policy/restriction is broader than the current policy/restriction. Because it tracks current requirements under the 1940 Act, it potentially allows borrowing in other circumstances. In addition, the proposed policy/restriction is more flexible because it will apply the requirements of the 1940 Act as they may be amended from time to time, without the Board or shareholders having to take further action. While the Funds may benefit from this increased flexibility in the future, it is not anticipated that the proposed change would have any material effect on the current investment operations of any Fund.


                       PROPOSAL 3.C -- SENIOR SECURITIES

                         APPLICABLE FUNDS -- ALL FUNDS


             CURRENT POLICY / RESTRICTION                            PROPOSED NEW POLICY / RESTRICTION
------------------------------------------------------   ---------------------------------------------------------
Each Fund, except as indicated, may not issue any        Each Fund will not issue any class of senior securities,
senior securities, except as appropriate to evidence     except as permitted under the Investment Company
indebtedness which it is permitted to incur, and         Act of 1940, as amended, and the rules and
provided that collateral arrangements with respect       regulations thereunder, or as may otherwise be
to forward contracts, futures contracts or options,      permitted from time to time by a regulatory authority
including deposits of initial and variation margin,      having jurisdiction.
are not considered to be the issuance of a senior
security for purposes of this restriction.

DISCUSSION OF PROPOSED CHANGE

The 1940 Act prohibits funds from issuing senior securities, except for borrowing where certain conditions are met. Certain types of investment transactions may be considered forms of indebtedness and thus may give rise to senior security concerns. These transactions include when-issued and delayed delivery transactions, short sales and repurchase agreements. Under current regulations and SEC staff guidance, these transactions are permitted so long as certain collateral or coverage requirements, which are designed to protect shareholders, are met.

The proposed policy/restriction rewords the current policy/restriction to clarify that each Fund is permitted to issue securities that might be viewed as senior securities, so long as permitted by applicable law. Under some interpretations, the current policy/restriction could be viewed as narrower than the proposed policy/restriction.

In addition, the proposed policy/restriction is more flexible than the current policy/restriction because the proposed policy/restriction will apply the requirements of the 1940 Act as they may be amended from time to time, without the Board or shareholders having to take further action. While the Funds may benefit from this increased flexibility in the future, it is not anticipated that the proposed change would have any material effect on the current investment operations of any Fund.


                    PROPOSAL 3.D -- UNDERWRITING SECURITIES

                         APPLICABLE FUNDS -- ALL FUNDS


               CURRENT POLICY / RESTRICTION                           PROPOSED NEW POLICY / RESTRICTION
---------------------------------------------------------   ----------------------------------------------------
Each Fund, except as indicated, may not engage in           Each Fund will not engage in the business of
the business of underwriting securities of other            underwriting securities issued by others, except to
issuers, except to the extent that the purchase of          the extent that the Fund may be deemed to be an
securities directly from the issuer (either alone or as     underwriter under applicable laws in connection
one of a group of bidders) or the disposal of an            with the disposition of portfolio securities.
investment position may technically cause it to be
considered an underwriter as that term is defined
under the Securities Act of 1933.

DISCUSSION OF PROPOSED CHANGE

Underwriters offer securities to public markets, often by purchasing securities directly or indirectly from an issuer with a view to re-selling them to the investing public. In certain circumstances, a fund may be viewed as acting as an underwriter in the ordinary course of investing and reinvesting its portfolio securities. Except to the extent that the Fund may be viewed as acting as an underwriter for that reason, the Fund currently is not permitted to underwrite securities.

The proposed policy/restriction is materially the same as the current policy/restriction. It is not anticipated that this change would have any material effect on the current investment operations of the Fund.


                          PROPOSAL 3.E -- REAL ESTATE

                         APPLICABLE FUNDS -- ALL FUNDS


                CURRENT POLICY / RESTRICTION                              PROPOSED NEW POLICY / RESTRICTION
-----------------------------------------------------------   --------------------------------------------------------
Each Fund, except as indicated, may not invest in             Each Fund will not purchase or sell real estate,
real estate, provided that a Fund may invest in               unless acquired as a result of ownership of securities
readily marketable securities (except limited                 or other instruments, although it may purchase
partnership interests) of issuers that deal in real           securities secured by real estate or interests therein,
estate and securities secured by real estate or interests     or securities issued by companies which invest, deal
therein and a Fund may hold and sell real estate              or otherwise engage in transactions in real estate or
(a) used principally for its own office space or              interests therein.
(b) acquired as a result of a Fund's ownership of
securities.

DISCUSSION OF PROPOSED CHANGE

This policy/restriction applies to investments in real estate and investments related to real estate.

With two exceptions, the proposed policy/restriction rewords the current policy/restriction without making any material changes. First, the current policy/restriction prohibits investment in real estate limited partnerships, which the proposed policy/restriction does not prohibit. Second, the current policy/restriction generally limits investments in real estate related securities to those securities which are readily marketable, while the proposed policy/restriction does not include such a limitation. If the proposed policy/restriction is approved by shareholders, Voyageur intends to recommend to the Board the adoption of these other aspects of the current policy/restriction as non-fundamental policies/restrictions. Thereafter, they could be changed by the Board without a shareholder vote, although there is no current plan to make further changes. It is not anticipated that the proposed change would have any material effect on the current investment operations of the Funds.


                          PROPOSAL 3.F -- MAKING LOANS

                         APPLICABLE FUNDS -- ALL FUNDS


             CURRENT POLICY / RESTRICTION                         PROPOSED NEW POLICY / RESTRICTION
------------------------------------------------------   ---------------------------------------------------
Each Fund, except as indicated, may not make             Each Fund will not make loans, except as permitted
loans, except that a Fund may (a) lend its portfolio     under, or to the extent not prohibited by, the
securities, (b) enter into repurchase agreements and     Investment Company Act of 1940, as amended, and
(c) purchase the types of debt instruments described     the rules and regulations thereunder, or as may
in the Prospectus or the SAI.                            otherwise be permitted from time to time by a
                                                         regulatory authority having jurisdiction.

DISCUSSION OF PROPOSED CHANGE

Under the 1940 Act, funds may engage in several types of lending transactions. These include purchasing debt obligations, entering into repurchase agreements and lending their portfolio assets to certain types of qualifying entities, like broker/dealers and institutional investors.

Under current regulations and SEC staff guidance, the proposed policy/restriction is materially the same as the current policy/restriction. It is not anticipated that this change would have a material effect on the current investment operations of the Funds. The proposed policy/restriction would, however, permit a Fund to engage in additional types of lending activities that may be permitted by future changes to current regulations and/or SEC staff guidance. Under the proposed policy/restriction, each Fund would be able to react to those changes without requiring further shareholder action.


                  PROPOSAL 3.G -- CONCENTRATION OF INVESTMENTS

                         APPLICABLE FUNDS -- ALL FUNDS


              CURRENT POLICY / RESTRICTION                            PROPOSED NEW POLICY / RESTRICTION
--------------------------------------------------------   ------------------------------------------------------
Each Fund, except as indicated, may not purchase           Each Fund will not concentrate its investments in
securities or instruments which would cause 25% or         the securities of issuers primarily engaged in the
more of the market value of the Fund's total assets        same industry, as that term is used in the Investment
at the time of such purchase to be invested in             Company Act of 1940, as amended, and as interpreted
securities or instruments of one or more issuers           or modified from time to time by a regulatory
having their principal business activities in the same     authority having jurisdiction, except that this
industry, provided that there is no limit with respect     restriction will not apply to the Fund's investments
to investments in the U.S. Government, its agencies        in securities issued or guaranteed by the
and instrumentalities.                                     U.S. Government, its agencies or instrumentalities.

DISCUSSION OF PROPOSED CHANGES:

While the 1940 Act does not define what constitutes "concentration" in an industry, the SEC staff has taken the position that investment of 25% or more of a Fund's total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities and obligations of states and their subdivisions) constitutes concentration.

The current policy/restriction prohibits a Fund from investing 25% or more of its assets in any one industry. The proposed policy/restriction would incorporate the SEC staff current position, which is not materially different from the Funds' current policy/restriction. The proposed policy/restriction would, however, permit a Fund to change its practices under the policy/restriction to incorporate any changes in applicable provisions of the 1940 Act or in regulatory interpretations, without first seeking shareholder approval to modify the policy/restriction. While the Funds may benefit from this increased flexibility in the future, it is not anticipated that this change would have a material effect on the current investment operations of any Fund.


                          PROPOSAL 3.H -- COMMODITIES

                         APPLICABLE FUNDS -- ALL FUNDS


              CURRENT POLICY / RESTRICTION                         PROPOSED NEW POLICY / RESTRICTION
--------------------------------------------------------   ------------------------------------------------
Each Fund, except as indicated, may not purchase           Each Fund will not purchase or sell physical
or sell commodity contracts, except that the Fund          commodities or contracts relating to physical
may invest in futures contracts and in options related     commodities, except as permitted under the
to such contracts (for purposes of this restriction,       Investment Company Act of 1940, as amended, and
forward foreign currency exchange contracts are not        the rules and regulations thereunder, or as may
deemed to be commodities).                                 otherwise be permitted from time to time by a
                                                           regulatory authority having jurisdiction.

DISCUSSION OF PROPOSED CHANGE

Commodities are foods, metals and other physical things, as well as financial instruments, in which investments can be made, generally through futures contracts.

The current policy/restriction generally prohibits the Fund from investing in commodities or commodity contracts, although it allows investments in certain types of financial instruments that under some interpretations are viewed as commodities. Consistent with the 1940 Act and the current policy/restriction, the proposed policy/restriction prohibits only the purchase of physical commodities. The proposed policy/restriction would provide greater flexibility than the current policy/restriction, however, by allowing purchases and sales of financial futures contracts and related options to the full extent permitted by future changes to applicable law. While the Funds may benefit from this increased flexibility in the future, it is not anticipated that the proposed change would have any material effect on the current investment operations of the Fund.

ADDITIONAL CLARIFICATION OF POLICIES/RESTRICTIONS

The Funds' current statement of additional information provides the following additional discussion regarding several of the fundamental investment policies/restrictions that are the subject of this Proposal 3.A. - 3.H. It provides, in substance, as follows:

     WITH RESPECT TO THE RBC NORTH CAROLINA TAX-FREE BOND FUND, FOR PURPOSES OF THE FUNDAMENTAL INVESTMENT POLICY/RESTRICTION ON DIVERSIFICATION, THE STATE OF NORTH CAROLINA AND EACH OF ITS POLITICAL SUBDIVISIONS, AS WELL AS EACH DISTRICT, AUTHORITY, AGENCY OR INSTRUMENTALITY OF NORTH CAROLINA OR OF ITS POLITICAL SUBDIVISIONS IS DEEMED TO BE A SEPARATE ISSUER, AND ALL INDEBTEDNESS OF ANY ISSUER WILL BE DEEMED TO BE A SINGLE CLASS OF SECURITIES. SECURITIES BACKED ONLY BY THE ASSETS OF A NON-GOVERNMENTAL USER WILL BE DEEMED TO BE ISSUED BY THAT USER. ALSO, FOR PURPOSES OF THAT POLICY/RESTRICTION, THE RBC QUALITY INCOME FUND CONSIDERS A MUNICIPAL OBLIGATION TO BE ISSUED BY THE GOVERNMENT ENTITY (OR ENTITIES) WHOSE ASSETS AND REVENUES BACK THE MUNICIPAL OBLIGATION. FOR A MUNICIPAL OBLIGATION BACKED ONLY BY THE ASSETS AND REVENUES OF A NON-GOVERNMENTAL USER, SUCH USER IS DEEMED TO BE THE ISSUER. SUCH ISSUERS TO THE EXTENT THEIR PRINCIPAL BUSINESS ACTIVITIES ARE IN THE SAME INDUSTRY, ARE ALSO SUBJECT TO THE FUNDAMENTAL INVESTMENT POLICY/RESTRICTION ON CONCENTRATION. THE POLICY/RESTRICTION ON CONCENTRATION ALSO WILL PREVENT RBC NORTH CAROLINA TAX-FREE BOND FUND FROM INVESTING 25% OR MORE OF ITS TOTAL ASSETS IN INDUSTRIAL BUILDING REVENUE BONDS ISSUED TO FINANCE FACILITIES FOR NON-GOVERNMENTAL ISSUERS IN ANY ONE INDUSTRY, BUT THIS RESTRICTION DOES NOT APPLY TO ANY OTHER TAX-FREE MUNICIPAL OBLIGATIONS. ALSO, FOR PURPOSES OF THE POLICY/RESTRICTION ON CONCENTRATION, PUBLIC UTILITIES ARE NOT DEEMED TO BE A SINGLE INDUSTRY BUT ARE SEPARATED BY INDUSTRIAL CATEGORIES, SUCH AS TELEPHONE OR GAS UTILITIES. FINALLY, THE FUNDS' CURRENT STATEMENT OF ADDITIONAL INFORMATION EXPLAINS, AS A NON-FUNDAMENTAL MATTER, THAT FOR PURPOSES OF THE POLICY/RESTRICTION ON INVESTING IN SENIOR SECURITIES, WITH RESPECT TO A FUND'S FUTURES TRANSACTIONS AND WRITING OF OPTIONS (OTHER THAN FULLY COVERED CALL OPTIONS), THE FUND WILL MAINTAIN A SEGREGATED ACCOUNT

   FOR THE PERIOD OF ITS OBLIGATION UNDER SUCH CONTRACT OR OPTION CONSISTING OF CASH, U.S. GOVERNMENT SECURITIES AND OTHER LIQUID HIGH GRADE DEBT OBLIGATIONS IN AN AMOUNT EQUAL TO ITS OBLIGATIONS UNDER SUCH CONTRACTS OR OPTIONS.

Unlike the fundamental policies/restrictions themselves, this discussion, which is intended to further explain the Funds' practices relating to certain fundamental policies/restrictions, may be changed by the Board. Whether or not the proposed changes to the fundamental policies/restrictions are approved, the Fund could modify this discussion in the future upon Board approval so long as any modifications do not violate the fundamental policies/restrictions. There are no current plans to make such modifications.

RELATIONSHIP TO OTHER PROPOSALS

Shareholders of each Fund are being asked to vote separately on each policy/restriction described above in 3.A - 3.H. It is possible that shareholders of a Fund may approve some but not all of the proposed changes. In addition, approval of Proposals 3.A - 3.H does not depend on the outcome of the vote on Proposal 2 regarding the Reorganization. Any changes approved in Proposals 3.A - 3.H will take effect regardless of the vote on the Reorganization. Should shareholders also approve the Reorganization, however, the corresponding Tamarack Fund would adopt a Fund's current policies/restrictions with any changes approved in Proposals 3.A - 3.H.

                                   *   *   *

SHAREHOLDER APPROVAL: Approval of each of Proposals 3.A - 3.H will require the affirmative vote of a majority of the outstanding shares of the Fund, as that term is defined in the 1940 Act. Under the 1940 Act, the vote of a "majority of the outstanding shares" means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposals that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

         THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS,
             UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND
                      VOTE FOR PROPOSALS 3.A THROUGH 3.H.


                                --------------

                            PROPOSAL 4 -- ALL FUNDS

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

                                --------------

Upon the recommendation of the Audit Committee, the Board of Directors, including all of the Independent Directors, has selected Deloitte & Touche LLP ("Deloitte") to serve as independent auditors of each Fund with respect to its financial statements for its current fiscal year and recommends that shareholders ratify such selection. Deloitte has confirmed to the Audit Committee that they are independent auditors with respect to the Funds. Representatives of Deloitte are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. Deloitte also serves as independent auditors of the Babson Funds, Great Hall Investment Funds, Inc. and J&B Funds.


The Audit Committee is required to pre-approve all audit services and non-audit services that an independent auditor provides to the Funds. Furthermore, the Audit Committee is required to pre-approve any engagement of the Funds' independent auditor to provide non-audit services to Voyageur or any affiliate of Voyageur that provides ongoing services to the Funds, if such engagement would relate directly to a Fund's operations and financial reporting. The Audit Committee may delegate to one or more of its members authority to pre-approve the auditor's provision of audit and/or non-audit services to the Funds, or the provision of non-audit services to Voyageur or any service provider affiliated with Voyageur. The Audit Committee will also review at least annually whether any receipt of non-audit fees by the Funds' independent auditor from (i) the Fund, (ii) other funds advised by Voyageur or its affiliates, (iii) Voyageur or any entity controlling or controlled by Voyageur, and (iv) any investment advisor or investment company service provider under common control with Voyageur is compatible with maintaining the independence of the independent auditor.



PricewaterhouseCoopers LLP ("PwC") served as independent auditors of the Funds for the fiscal year ended April 30, 2003. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. For further information about the independent auditors of the Funds, please refer to the "Independent Auditors" section under "Service Providers" below.


                                   *   *   *

SHAREHOLDER APPROVAL: Approval of Proposal 4 by each Fund's shareholders will require the affirmative vote of a majority of the total votes validly cast at the Meeting.


         THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS,
                  UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF
                         EACH FUND VOTE FOR PROPOSAL 4.

                                --------------

                             ADDITIONAL INFORMATION

                                --------------

                                OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                             SHAREHOLDER PROPOSALS


The Company is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Company's offices, 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402, so they are received within a reasonable time before any such meeting. An opportunity will be provided at the Meeting for shareholders present in person to present a motion to the Meeting. Should any properly presented motion or any other matter requiring a vote of the shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Funds.


                              VOTING INFORMATION


This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and proxy card(s), is first being mailed to shareholders of the Funds on or about January 29, 2004. Only shareholders of record of a Fund as of the close of business on January 15, 2004 ("Record Date"), will be entitled to notice of, and to vote at, the Meeting for such Fund. Each share of record of a Fund on the Record Date is entitled to one vote on each matter presented at the Meeting for such Fund, with proportionate votes for fractional shares.

Shareholders are encouraged to submit their votes using the telephone or Internet voting options. Shareholders using these options will be asked to enter the control numbers from their proxy cards along with their voting instructions. Shareholders using these options will be given the opportunity to review and/or change their selections before submitting their voting instructions. Shareholders also may vote by returning their proxy cards in the self-addressed, postage-paid envelopes included with the materials, or by attending the Meeting and voting in person. If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked on the card. Unmarked but properly executed proxy cards will be voted FOR the Plan and FOR any other matters deemed appropriate. A proxy may be revoked at any time on or before the Meeting for a Fund at which the matter is voted on by written notice to the Secretary of the Funds at the address on the cover of this Proxy Statement, by submitting a later-dated, validly executed proxy card, by submitting subsequent valid instructions via telephone or Internet, or by attending and voting at such Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR all items, as applicable. Shareholders holding shares through a broker-dealer who wish to vote or revoke their proxies in person at the Meeting will need to present a legal proxy obtained from their broker-dealer.

SHARES OUTSTANDING


The chart below lists the number of shares of the Funds that were outstanding as of the Record Date:


        NAME OF FUND                             NUMBER OF SHARES OUTSTANDING
        ------------                             ----------------------------
        RBC LARGE CAP EQUITY FUND
        Class A .............................            874,366.576
        Class B .............................            232,054.518
        Class I .............................          3,346,171.256
                                                      --------------
        Total ...............................          4,452,592.350

        RBC MID CAP EQUITY FUND
        Class A .............................          5,480,361.882
        Class B .............................            591,775.712
        Class I .............................          6,117,538.885
                                                      --------------
        Total ...............................         12,189,676.479

        RBC SMALL CAP EQUITY FUND
        Class A .............................            436,762.363
        Class B .............................            203,389.849
        Class I .............................          1,136,412.041
                                                      --------------
        Total ...............................          1,776,564.253

        RBC GOVERNMENT INCOME FUND
        Class A .............................            544,994.865
        Class B .............................             46,493.268
        Class I .............................          1,825,042.438
                                                      --------------
        Total ...............................          2,416,530.571

        RBC QUALITY INCOME FUND
        Class A .............................             98,357.586
        Class B .............................             12,240.878
        Class I .............................          3,567,764.654
                                                      --------------
        Total ...............................          3,678,363.118

        RBC NORTH CAROLINA TAX-FREE BOND FUND
        Class A .............................            481,936.775
        Class B .............................             27,882.980
        Class I .............................          1,665,013.101
                                                      --------------
        Total ...............................          2,174,832.856


QUORUM

The presence, in person or by proxy, of holders of one-third of the shares of stock of the Company (or of the applicable Fund, if the proposal under consideration requires approval by a separate vote of one or more Funds) entitled to vote at the Meeting constitutes a quorum.

VOTING REQUIREMENT


Nominees for Director receiving a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists will be elected to the Board of Directors of the Company in Proposal 1. Approval of Proposal 2 with respect to each Fund will require the affirmative vote of a majority of the shares of that Fund that are outstanding and entitled to vote, with all classes voting together and not by class. Proposals 3.A - 3.H each require the affirmative vote of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. Approval of Proposal 4 by each Fund's shareholders will require the affirmative vote of a majority of the total votes validly cast at the Meeting. Shareholders are entitled to one vote for each Fund share. Fractional shares are entitled to proportional voting rights.


ADJOURNMENT

In the event that a quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. If the proposed adjournment relates to a Proposal on which all Funds are voting collectively, any such adjournment will require the affirmative vote of the holders of a majority of all of the Funds' shares present in person or by proxy and entitled to vote at the Meeting. If the proposed adjournment relates to a Proposal on which Funds are voting individually, any such adjournment with respect to a particular Fund will require the affirmative vote of the holders of a majority of that Fund's shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal those proxies required to be voted against that Proposal.

EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES"

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast, and will have no effect on Proposal 4, for which the required vote is a majority of the votes cast, and will effectively be a vote against adjournment and against Proposals 2 and 3 for which the required vote is a percentage of the shares outstanding or present, and entitled to vote on the matter.

                              PROXY SOLICITATION


Proxies are being solicited by mail beginning on or about January 29, 2004.

The Funds request that broker-dealer firms, custodians, nominees and fiduciaries forward proxy materials to the beneficial owners of the shares held of record by such persons. Voyageur may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with this proxy solicitation. The cost of soliciting these proxies will be borne by Voyageur.

Additional solicitations may be made by mail, telephone, e-mail, or other personal contact by officers or employees of Voyageur and its affiliates or by proxy solicitation services firms retained by Voyageur. Voyageur has engaged Georgeson Shareholder Communications, Inc. ("Georgeson") to provide proxy solicitation services in connection with the Meeting, including soliciting proxies from individual shareholders, brokers, banks and other institutional holders, at an estimated cost of approximately $13,100 - $17,500. In addition, Voyageur may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation materials to beneficial owners of Fund shares. The cost of the solicitation will be borne by Voyageur.

As the Meeting date approaches, Fund shareholders may receive a call from a representative of Voyageur or Georgeson if the Fund has not yet received their votes. This will allow Fund shareholders to authorize representatives of Voyageur or Georgeson by telephone to execute proxies on their behalf. Proxies that are obtained via telephone in this manner (that is, telephonic proxies), will be recorded in accordance with the following procedures. In all cases where a telephonic proxy is solicited, a Voyageur or Georgeson representative is required to ask the shareholder for the shareholder's full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail. A Voyageur or Georgeson representative is required to verify the identification information provided on the call against shareholder information provided by a Fund. If the information solicited is successfully verified, the Voyageur or Georgeson representative has the responsibility to explain the voting process, read the Proposals listed on the proxy card, and ask for the shareholder's instructions on each Proposal. The Voyageur or Georgeson representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Voyageur or Georgeson will record the shareholder's instructions on the card. Within 72 hours, Voyageur or Georgeson will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call Voyageur or Georgeson immediately if the shareholder's instructions are not correctly reflected in the confirmation. The Funds believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.


                FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS


For a list of persons or entities that, to the best of the Funds' knowledge, owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date, please refer to EXHIBIT G.

                               SERVICE PROVIDERS


Set forth below is a description of the current service providers of the Company and the proposed service providers of the Tamarack Funds Trust.

INVESTMENT ADVISOR

For a description of Voyageur, please refer to Proposal 2 above.

DISTRIBUTOR, ADMINISTRATOR, FUND ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT


Centura Funds Distributor, Inc. ("Distributor"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' distributor. BISYS Fund Services Ohio, Inc. ("BISYS") serves as the Funds' administrator and fund accounting agent. BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219. The Distributor is an affiliate of BISYS. Wells Fargo Bank Minnesota, N.A. ("Wells Fargo") serves as the Funds' custodian. BISYS currently serves as the Funds' transfer agent. On or about March 15, 2004, Boston Financial Data Services ("BFDS") is expected to become the Funds' transfer agent.

Following the Reorganization, J&B, an affiliate of Voyageur, will serve as the distributor of the Tamarack Funds corresponding to the Funds; BISYS will serve as the administrator and fund accounting agent of the Tamarack Funds corresponding to the Funds; Wells Fargo will serve as the Tamarack Funds' custodian; and BFDS will serve as the transfer agent to the Tamarack Funds corresponding to the Funds.


INDEPENDENT AUDITORS

On December 2, 2003, the Board of Directors selected Deloitte as independent auditors of the Funds for the fiscal year ending April 30, 2004. Deloitte has confirmed to the Audit Committee of the Board of Directors ("Audit Committee") that they are independent auditors with respect to the Funds.

PwC served as independent auditors of the Funds for the fiscal year ended April 30, 2003. In July and August 2003, a PwC affiliate in Canada provided certain prohibited non-audit services for the benefit of a Canadian subsidiary of RBC, the ultimate parent company of Voyageur. As a result of the PwC affiliate in Canada's provision of these services, PwC resigned as the independent auditors of the Funds effective October 8, 2003. During the Funds' fiscal year ended April 30, 2003, PwC's audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal year ended April 30, 2003, and through October 8, 2003, there were no disagreements between the Funds and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in its report on the financial statements for such periods.

Ernst & Young, LLP ("E&Y") served as independent auditors of the Funds for the fiscal year ended April 30, 2002. On October 3, 2002, E&Y informed the Funds that RBC, the ultimate parent company of Voyageur, wished to engage E&Y to provide services to RBC that would be inconsistent with current independence rules. Accordingly, E&Y resigned as the Funds' independent accountants effective October 3, 2002. During the Funds' fiscal year ended April 30, 2002, E&Y's audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal year ended April 30, 2002, and through October 3, 2002, there were no disagreements between the Funds and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreements in its report on the financial statements for such periods.

Certain information concerning the fees and services provided by PwC and E&Y to the Funds and to Voyageur and its affiliates for each entity's two most recent fiscal years is provided below.


AUDIT FEES. The aggregate fees billed by PwC for professional services rendered for the audit of the Funds' annual financial statements for the fiscal year ended April 30, 2003 were $62,200. The aggregate fees billed by E&Y for professional services rendered for the audit of the Funds' annual financial statements for the fiscal year ended April 30, 2002 were $45,990.

TAX FEES. The aggregate fees billed by PwC for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ended April 30, 2003 were $12,500. The aggregate fees billed by E&Y for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ended April 30, 2002 were $4,704.


The Audit Committee considered whether the services described above were compatible with PwC's and E&Y's independence. The Audit Committee also considered whether the provision of all other non-audit services rendered to Voyageur, or an affiliate thereof that provides ongoing services to the Funds, was compatible with maintaining the independence of PwC and E&Y, respectively. The Audit Committee has adopted pre-approval policies and procedures pursuant to which the engagement of any independent auditor is approved. Such procedures provide that: (1) before an auditor is engaged by the Funds to render audit services, the Audit Committee shall review and approve the engagement; (2) the Audit Committee shall review and approve in advance any proposal (with the exception of proposals that fall under a de minimis exception permitted by applicable law) that the Funds employ their auditor to render "permissible non-audit services" to the Funds, or any proposal (with the exception of proposals that fall under a de minimis exception permitted by applicable law) that Voyageur, and any entity controlling, controlled by, or under common control with Voyageur that provides ongoing services to the Funds, employ the Funds' auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds; (3) as a part of any such review, the Audit Committee shall consider whether the provision of such services is consistent with the auditor's independence; and (4) the Audit Committee may delegate to one or more of its members ("Delegates") authority to pre-approve the auditor's provision of audit services or permissible non-audit services to the Funds, or the provision of non-audit services to Voyageur or any Voyageur-affiliated service provider, provided that any pre-approval determination made by a Delegate is presented to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit Committee's responsibilities to management.

Pre-approval has not been waived with respect to services described above under "Tax Fees" since the date on which the aforementioned pre-approval procedures were adopted by the Audit Committee.

                             SHAREHOLDER MAILINGS

To help lower the impact of operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, the Fund may send only one prospectus, annual report, semiannual report, general information statement or proxy to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Funds at (800) 442-3688 or writing to the Funds at 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402 and requesting the additional copies of Fund documents. Shareholders sharing a single mailing address who are currently receiving multiple copies of Fund documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address.


                                 LEGAL MATTERS


Certain legal matters concerning the federal income tax consequences of the Reorganizations and the issuance of shares of the Tamarack Funds Trust will be passed upon by Dechert LLP, 200 Clarendon Street, 27th Floor, Boston, Massachusetts 02116.

                               INDEX OF EXHIBITS



EXHIBIT A:   CURRENT EXECUTIVE OFFICERS OF THE COMPANY

EXHIBIT B:   FORM OF AGREEMENT AND PLAN OF REORGANIZATION

EXHIBIT C:   INFORMATION ON CERTAIN MATTERS ON WHICH THE
             TAMARACK FUNDS WILL VOTE

EXHIBIT D:   INFORMATION REGARDING CERTAIN PAYMENTS TO VOYAGEUR AND
             ITS AFFILIATES

EXHIBIT E:   OTHER INVESTMENT COMPANIES ADVISED BY VOYAGEUR

EXHIBIT F:   PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF VOYAGEUR

EXHIBIT G:  PRINCIPAL SHAREHOLDERS OF THE FUNDS

                                   EXHIBIT A

                   CURRENT EXECUTIVE OFFICERS OF THE COMPANY

                                                   TERM OF OFFICE
                              POSITION(S) WITH     AND LENGTH OF               PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS(1) AND AGE        THE COMPANY        TIME SERVED                  DURING PAST 5 YEARS
--------------------------   ------------------   ---------------   ---------------------------------------------
Jennifer D. Lammers          President and        One year          Managing Director, Voyageur Asset
Age: 43                      Chief Executive      term;             Management (2000 to present); Mutual
                             Officer              served since      Fund Services Director, Voyageur Asset
                                                  July 2003.        Management (2003 to present); Chief
                                                                    Financial Officer, Great Hall Investment
                                                                    Funds, Inc. (2001-2003); Compliance Officer,
                                                                    Great Hall Investment Funds, Inc.
                                                                    (2000-2001); Director of Finance, Voyageur
                                                                    Asset Management (2000-2003); Vice
                                                                    President and Manager, Financial Reporting,
                                                                    RBC Dain Rauscher (1998-2000); President
                                                                    and Chief Executive Officer(2).

Christopher J. Tomas         Treasurer, Chief     One year          Vice President and Finance Manager, RBC
Age: 33                      Financial            term;             Dain Rauscher (2001 to present); Senior
                             Officer and          served since      Financial Analyst, RBC Dain Rauscher
                             Principal            July 2003.        (1999-2001); Financial Analyst, RBC Dain
                             Accounting                             Rauscher (1997-1999); Treasurer, Chief
                             Officer                                Financial Officer and Principal Accounting
                                                                    Officer(2).

Martin A. Cramer             Vice President,      One year          Legal and Regulatory Affairs Vice
Age: 54                      Assistant            term;             President, Chief Compliance Officer and
                             Secretary, Chief     served since      Secretary, Jones & Babson, Inc. (mutual
                             Compliance           July 2003.        fund management company); Vice President,
                             Officer and                            Assistant Secretary, Chief Compliance
                             AML                                    Officer and AML Compliance Officer(2);
                             Compliance                             and formerly, Vice President, Chief
                             Officer                                Compliance Officer and Secretary, Buffalo
                                                                    Fund Complex and Secretary, Gold Bank
                                                                    Funds(3).

Laura M. Moret               Secretary            One year          Vice President and Senior Associate
Age: 50                                           term;             Counsel, RBC Dain Rauscher (2002 to
                                                  served since      present); Vice President and Group Counsel,
                                                  July 2003.        American Express Financial Advisors
                                                                    (1995-2002); Secretary(2).

------------------
(1) The address for each officer is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.

(2) Great Hall Investment Funds, Inc., J&B Funds, Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson-Stewart Ivory International Fund, Inc., Babson Value Fund, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Shadow Stock Fund, Inc. and Investors Mark Series Fund, Inc.

(3) The Buffalo Fund Complex consists of Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc. and the Buffalo Funds, which is a series fund consisting of Buffalo Science & Technology Fund and Buffalo Mid Cap Fund. Gold Bank Funds is a series fund consisting of Gold Bank Equity and Gold Bank Money Market Fund.

                                    EXHIBIT B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____day of _____, 2004, by Tamarack Funds Trust ("New Acquiring Trust"), a Delaware statutory trust, with its principal place of business at 90 South Seventh Street, Suite 4300, Minneapolis Minnesota 55402, on behalf of each of its separate series listed on Schedule A (each, an "Acquiring Fund"), and RBC Funds, Inc. ("Target Company"), a Maryland corporation, with its principal place of business at 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402, on behalf of each of its separate series listed on Schedule A (each, a "Target Fund", and together with its corresponding Acquiring Fund, a "Fund" and together, the "Funds"). Each Acquiring Fund has been organized to hold the assets of a Target Fund and such Acquiring Fund has had no assets (other than the seed capital required by Section 14(a) of the Investment Company Act of 1940, as amended ("1940 Act")) and has carried on no business activities prior to the date first shown above and will have had no assets (other than the required seed capital) and will have carried on no business activities prior to the consummation of this transaction described herein.


     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer of all of the assets of each Target Fund to its corresponding Acquiring Fund in exchange solely for voting shares of beneficial interest ($0.01 par value per share) of such Acquiring Fund, in such classes as shall correspond to those classes of shares of such Target Fund (with respect to each pair of Funds and each such class, as applicable, the ("Acquiring Fund Shares"), the assumption by such Acquiring Fund of all of the liabilities of such Target Fund and the distribution of such Acquiring Fund Shares to the shareholders of such Target Fund in complete liquidation of such Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. All references in this Agreement to action taken by an Acquiring Fund shall be deemed to refer to action taken by New Acquiring Trust on behalf of such Acquiring Fund; and all references in this Agreement to action taken by a Target Fund shall be deemed to refer to action taken by Target Company on behalf of such Target Fund. Notwithstanding anything to the contrary in this Agreement, the rights and obligations of each Acquiring Fund, and the New Acquiring Trust with respect to that Acquiring Fund, and each Target Fund, and the Target Company with respect to that Target Fund, are not contingent upon the satisfaction by any other Acquiring Fund or Target Fund, as applicable, of its obligations under this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF EACH TARGET FUND TO CORRESPONDING ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL TARGET FUND LIABILITIES AND THE LIQUIDATION OF TARGET FUND


     1.1. Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, each Target Fund agrees to transfer to the corresponding Acquiring Fund all of its assets as set forth in section 1.2, and such Acquiring Fund agrees in exchange therefor (i) to deliver to the Target Fund that number of full and fractional Class A, Class B, Class I and Class S Acquiring Fund Shares corresponding to the Target Fund shares as of the time and date set forth in section 2.1; and (ii) to assume all of the liabilities of the Target Fund with respect to Class A, Class B, Class I and Class S, as set forth in Section 1.2. All such Acquiring Fund Shares delivered to the Target Funds shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").


     1.2. The assets of each Target Fund to be acquired by the corresponding Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Valuation Time (as defined in Section 2.1). The liabilities of each Target Fund to be assumed by the corresponding Acquiring

Fund (the "Liabilities") shall consist of all liabilities of the Target Fund existing at the Valuation Time, whether accrued or contingent, known or unknown.


     1.3. Immediately upon delivery to a Target Fund of the corresponding Acquiring Fund Shares, the Target Fund, as the then sole shareholder of the corresponding Acquiring Fund, shall (i) elect trustees of the New Acquiring Trust, (ii) approve the advisory and any sub-advisory agreements, (iii) approve the distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, as applicable, (iv) ratify the selection of the New Acquiring Trust's independent accountants, and (v) take such other steps related to the inception of operations of such Acquiring Fund as deemed necessary or appropriate by the Trustees/Directors of Target Company and New Acquiring Trust.


     1.4. With respect to each pair of Funds, immediately following the action contemplated by Section 1.3, the Target Fund will distribute to its shareholders of record (the "Target Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the corresponding Acquiring Fund Shares received by the Target Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to the Target Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. An Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. With respect to each pair of Funds, the aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund. Acquiring Funds will not issue certificates representing Acquiring Fund Shares issued in connection with such exchanges.

     1.5. Ownership of Acquiring Fund Shares of each Acquiring Fund will be shown on its books.

     1.6. Any reporting responsibility of a Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

     1.7. All books and records of a Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the corresponding Acquiring Fund from and after the Closing Date and shall be turned over to the corresponding Acquiring Fund as soon as practicable following the Closing Date.

2. VALUATION

     2.1. With respect to each pair of Funds, the value of the Assets shall be computed as of the date and time ("Valuation Time") that is the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date (as defined in section 3.1) after the declaration and payment of any dividends and/or other distributions on the Closing Date, using such valuation procedures as are disclosed in the then-current prospectus and/or statement of additional information for the Acquiring Fund and as have been approved by its Board of Trustees, copies of which have been delivered to the Target Fund.

     2.2. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.   CLOSING AND CLOSING DATE


     3.1. The Closing of the transactions contemplated by this Agreement shall be March 31, 2004, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place immediately after 4:00 p.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of New Acquiring Trust, 90 South Seventh Street, Suite 4300, Minneapolis Minnesota 55402, or at such other place and time as the parties may agree.


     3.2. Each Target Fund shall deliver to the corresponding Acquiring Fund on the Closing Date a schedule of Assets.

     3.3. With respect to each pair of Funds, the Target Fund shall direct Wells Fargo Bank Minnesota, N.A., as custodian for the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to Wells Fargo Bank Minnesota, N.A., as custodian for the corresponding Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Target Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Target Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date by the Target Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Target Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.4. Each Target Fund shall direct Boston Financial Data Services ("Transfer Agent"), as transfer agent for the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Target Fund shares, by class, as applicable, owned by each such shareholder immediately prior to the Closing. The corresponding Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to that Target Fund's account on the books of such Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

     3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of a Target Fund or a corresponding Acquiring Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading thereupon or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the shares of Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.6. The liabilities of each Target Fund shall include all of such Target Fund's liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including but not limited to any deferred compensation to such Target Fund's board members.

4. REPRESENTATIONS AND WARRANTIES

     4.1. With respect to each pair of Funds, except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an appropriate officer of Target Company, Target Company, on behalf of the corresponding Target Fund, represents and warrants to the Acquiring Fund as follows:

          (a) The Target Fund is duly designated as a series of Target Company, which is a corporation duly organized and validly existing under the laws of the State of Maryland, with power under Target Company's Articles of Incorporation, as amended and supplemented from time to time, to own all of its

     Assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Target Fund, to carry out this Agreement. The Target Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not reasonably be expected to have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of its Assets and to carry on its business as now being conducted, except authorizations that the failure to so obtain would not reasonably be expected to have a material adverse effect on the Target Fund;

          (b) The Target Fund is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

          (d) The Target Fund is not, and the execution, delivery and performance of this Agreement by the Target Fund, will not, (i) result in a material violation of Maryland law or its Articles of Incorporation or By-Laws; (ii) result in a material violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, or the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound; or (iii) result in the creation or imposition of any lien, charge or encumbrance or any property or assets of the Target Fund;

          (e) All material contracts or other commitments of the Target Fund (other than this Agreement and any contracts listed on Schedule B) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed on Schedule B is a valid, binding and enforceable obligation of each party thereto and the assignment by the Target Fund to the corresponding Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder;

          (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any properties or assets held by it. The Target Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of the Target Fund at and for the fiscal year ended April 30, 2003, have been audited by PricewaterhouseCoopers LLP, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to Acquiring Fund) present fairly, in all material respects, the financial position of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (h) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of the Target Fund at October 31, 2003, which are unaudited, are, or will be when first sent to Target Fund shareholders in the regular course, in accordance with GAAP consistently applied, and such statements (a copy of each of which has been or will be furnished to Acquiring Fund) present fairly, in all material respects, the financial position of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (i) Since October 31, 2003, there has not been any material adverse change in the Target Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the corresponding Acquiring Fund. For purposes of this subsection (h), a decline in net asset value per share of the Target Fund due to declines in market values of securities in the Target Fund's portfolio, the discharge of the Target Fund liabilities, or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change;

          (j) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Target Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code;

          (l) All issued and outstanding shares of the Target Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund shares, nor is there outstanding any security convertible into any of the Target Fund shares;

          (m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the corresponding Acquiring Fund pursuant to section 1.2 and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, such Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act;

          (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of Target Company, (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to approval by Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (o) The information to be furnished by the Target Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (p) At the Closing Date, the then current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

          (q) The Proxy Statement (as defined in section 5.7), insofar as it relates to the Target Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by Acquiring Fund for use therein.

     4.2. With respect to each pair of Funds, except as has been fully disclosed to the Target Fund prior to the date of this Agreement in a written instrument executed by an appropriate officer of New Acquiring Trust, New Acquiring Trust, on behalf of the corresponding Acquiring Fund, represents and warrants to the Target Fund as follows:

          (a) The Acquiring Fund is duly organized as a series of New Acquiring Trust, which is a statutory trust duly organized and validly existing under the laws of the State of Delaware with the power under New Acquiring Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as contemplated by this Agreement;

          (b) New Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder, and the registration of Acquiring Fund Shares will be in full force and effect on the Closing Date;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

          (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not, (i) result in a material violation of Delaware law or its then current Declaration of Trust or By-Laws; (ii) result in a material violation or breach of or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which New Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which New Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound; nor (iii) result in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

          (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company for its first taxable year that ends after the Closing Date and will be eligible to, and will for such taxable year, compute its Federal income tax under Section 852 of the Code;

          (g) Upon consummation of the Reorganization, all issued and outstanding Acquiring Fund Shares will be duly and validly issued and outstanding, fully paid and non-assessable by New Acquiring Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The

     Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

          (h) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of New Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement will constitute a valid and binding obligation of New Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (i) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (j) At the Closing Date, the then current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (k) Prior to the Closing Date, the Acquiring Fund will have carried on no business activity and will have had no assets or liabilities other than the seed capital required by Section 14(a) of the 1940 Act.

5. COVENANTS OF ACQUIRING FUND OR TARGET FUND OR BOTH

     5.1. Each Target Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that
(a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Target Fund's normal operations.

     5.2. Each Target Fund covenants that, upon reasonable notice, the corresponding Acquiring Fund's officers and agents shall have reasonable access to the Target Fund's books and records necessary to maintain current knowledge of the Target Fund and to ensure that the representations and warranties made by the Target Fund are accurate.

     5.3. Each Target Fund covenants to call a meeting of Target Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 30, 2004.

     5.4. Each Target Fund covenants that the corresponding Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5. Each Target Fund covenants that it will assist the corresponding Acquiring Fund in obtaining such information as such Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund shares.

     5.6. With respect to each pair of Funds, each of Acquiring Fund and Target Fund, on behalf of itself, covenants that, subject to the provisions of this Agreement, it will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.7. Each Target Fund covenants that it will prepare, file with the Commission, and deliver to the corresponding Acquired Fund Shareholders in connection with such meeting, a proxy statement on Schedule 14A ("Proxy Statement") in compliance in all material respects with the provisions of the 1934 Act and the rules and regulations thereunder.

     5.8. Each Acquiring Fund covenants that it will provide the corresponding Target Fund with information reasonably necessary for the preparation of the Proxy Statement in compliance with the 1934 Act and 1940 Act and the rules and regulations thereunder.

     5.9. Each Target Fund covenants that it will, from time to time, as and when reasonably requested by the corresponding Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as such Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm such Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10. Each Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that such Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

     5.11. Each Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF TARGET FUND

     With respect to the Reorganization, the obligations of each Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of New Acquiring Trust, on behalf of the corresponding Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     6.2. The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to New Acquiring Trust, on behalf of the Target Fund, and dated as of the Closing Date, to the effect that the representations and warranties of New Acquiring Trust with respect to the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Fund shall reasonably request.

     6.3. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

     With respect to the Reorganization, the obligations of each Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     7.1. All representations and warranties of such Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     7.2. The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund's Assets and liabilities as of the Closing Date, certified by the Treasurer of the Target Fund.

     7.3. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Target Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

     7.4. The Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND
TARGET FUND

     With respect to each pair of Funds, if any of the conditions set forth below have not been met on or before the Closing Date with respect to a Target Fund or Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Fund's Articles of Incorporation and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this section 8.1.

     8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4. The Registration Statement with respect to the Acquiring Fund Shares shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5. With respect to the Reorganization, the parties shall have received an opinion of Dechert LLP addressed to each Acquiring Fund and Target Fund, in a form reasonably satisfactory to each such party, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to each Acquiring Fund of all of the assets of the corresponding Target Fund in exchange solely for such Acquiring Fund Shares and the assumption by such Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution of such shares to the Target Fund Shareholders in exchange for their shares of the Target Fund in complete liquidation of the Target Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and such Acquiring Fund and the Target Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to such Acquiring Fund in exchange solely for such Acquiring Fund Shares and the assumption by such Acquiring Fund of all of the liabilities of the Target Fund; (iii) the basis of the assets of the Target Fund in the hands of such Acquiring Fund will be the same as the basis of such assets of the Target Fund immediately prior to the transfer; (iv) the holding period of the assets of the Target Fund in the hands of such Acquiring Fund will include the period during which such assets were held by the Target Fund; (v) no gain or loss will be recognized by such Acquiring Fund upon the receipt of the assets of the Target Fund in exchange for such Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Target Fund; (vi) no gain or loss will be recognized by the Target Fund Shareholders upon the receipt of such Acquiring Fund Shares solely in exchange for their shares of the Target Fund as part of the transaction; (vii) the basis of such Acquiring Fund Shares received by the Target Fund Shareholders will be the same as the basis of the shares of the Target Fund exchanged therefor; and (viii) the holding period of such Acquiring Fund Shares received by Target Fund Shareholders will include the holding period during which the shares of the Target Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Target Fund were held as capital assets in the hands of the Target Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of New Acquiring Trust and the Target Fund. Notwithstanding anything herein to the contrary, neither such Acquiring Fund nor the Target Fund may waive the condition set forth in this section 8.5. No opinion will be expressed by Dechert LLP, however, as to whether any gain or loss will be recognized by a Target Fund or Acquiring Fund in connection with any dispositions of assets by such Fund prior to or following its Reorganization.

     8.6. The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

9. INDEMNIFICATION

     9.1. Each Acquiring Fund agrees to indemnify and hold harmless the corresponding Target Fund and each of such Target Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, such Target Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by such Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2. Each Target Fund agrees to indemnify and hold harmless the corresponding Acquiring Fund and each of such Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, such Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by such Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. FEES AND EXPENSES

     10.1. Each of New Acquiring Trust, on behalf of each Acquiring Fund, and Target Company, on behalf of each Target Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.


     10.2. Voyageur Asset Management, Inc. ("Voyageur") will bear all the expenses associated with the Reorganization, except that Acquiring Fund will bear all SEC registration fees. Any such expenses which are so borne by Voyageur will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. Target Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.


11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1. Each Fund agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of Acquiring Funds and Target Funds in sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by any party as it relates to the transactions applicable to such party (i) by the mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before July 15, 2004, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith; or (iv) upon the resolution of either of the Board of Trustees of New Acquiring Trust or the Board of Directors of Target Company, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to New Acquiring Trust or Target Company, respectively. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of Target Company and any authorized officer of New Acquiring Trust; provided, however, that following the meeting of Target Fund Shareholders called by Target Company pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES


     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable Target Fund, 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402, with a copy to Dechert LLP, 200 Clarendon Street, Boston, Massachusetts 02116, Attention: Joseph R. Fleming, Esq., or to the applicable Acquiring Fund, 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402, with a copy to Dechert LLP, 200 Clarendon Street, Boston, Massachusetts 02116, Attention: Joseph R. Fleming, Esq., or to any other address that Target Funds or Acquiring Fund shall have last designated by notice to the other party.


15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of each Acquiring Fund and Target Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.4. Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the "Obligated Fund"), and in no event shall any other series of New Acquiring Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

     15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without regard to its principles of conflicts of laws.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.



Attest:                              TAMARACK FUNDS TRUST,
                                     on behalf of each Acquiring Fund


                                     By:
                                          --------------------------------------
---------------------------------    Its:
Secretary                                 --------------------------------------



Attest:                              RBC FUNDS, INC.
                                     on behalf of each Target Fund


                                     By:
                                          --------------------------------------
---------------------------------    Its:
Secretary                                 --------------------------------------

                                                                      Schedule A


                   TARGET FUNDS                                      ACQUIRING FUNDS
-------------------------------------------------   -----------------------------------------------
RBC Large Cap Equity Fund, a separate series of     Tamarack Large Cap Equity Fund, a separate
RBC Funds, Inc.                                     series of Tamarack Funds Trust

RBC Mid Cap Equity Fund, a separate series of       Tamarack Mid Cap Equity Fund, a separate series
RBC Funds, Inc.                                     of Tamarack Funds Trust

RBC Small Cap Equity Fund, a separate series of     Tamarack Small Cap Equity Fund, a separate
RBC Funds, Inc.                                     series of Tamarack Funds Trust

RBC Government Income Fund, a separate series       Tamarack Government Income Fund, a separate
of RBC Funds, Inc.                                  series of Tamarack Funds Trust

RBC Quality Income Fund, a separate series of       Tamarack Quality Income Fund, a separate series
RBC Funds, Inc.                                     of Tamarack Funds Trust

RBC North Carolina Tax-Free Bond Fund, a            Tamarack North Carolina Tax-Free Bond Fund, a
separate series of RBC Funds, Inc.                  separate series of Tamarack Funds Trust

                                    EXHIBIT C


      INFORMATION ON CERTAIN MATTERS ON WHICH THE TAMARACK FUNDS WILL VOTE

                         INVESTMENT ADVISORY AGREEMENTS

Each Fund, while it is the sole shareholder of the corresponding Tamarack Fund, will approve an investment advisory agreement that is substantially the same as the existing advisory agreement for each of the Funds, except as noted below.


The proposed investment advisory agreement is an agreement by and between the Tamarack Funds Trust, on behalf of each applicable Tamarack Fund, and Voyageur that is substantially the same as the current Investment Advisory Agreement, dated December 21, 2002, by and between the Company, on behalf of its respective Funds, and Voyageur, with the exceptions noted below. The current Investment Advisory Agreement is referred to herein as the "Current Advisory Agreement." The proposed Investment Advisory Agreement is referred to herein as the "New Advisory Agreement."


CURRENT ADVISORY AGREEMENT. The Current Advisory Agreement between the Company, on behalf of the Funds, and Voyageur was approved by Fund shareholders on December 18, 2002. As of the date of this Proxy Statement, the Board of Directors last approved the Current Advisory Agreement on November 4, 2002. If not sooner terminated, the Current Advisory Agreement will continue in effect until February 29, 2004, and for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board who are not parties to the Current Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board. The Current Advisory Agreement is terminable with respect to a Fund by a vote of the Board, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, upon 60 days written notice to Voyageur. Voyageur may also terminate its advisory relationship with respect to a Fund without penalty upon 90 days written notice to the Company. The Current Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940
Act).


In determining whether to approve the Current Advisory Agreement, the Board requested, and received from Voyageur, information that the Board believed to be reasonably necessary to reach their conclusion. As part of their review of the Current Advisory Agreement, the Board received and discussed certain information, including the advisory services performed, qualifications of staffing, compensation and Fund performance. The Board then met with management of Voyageur and counsel to the Company to discuss this information and Voyageur's intentions with regard to the management of the Funds. The Directors determined that the advisory fees payable to Voyageur were reasonable and fair based on: (1) the nature, quality and scope of the operations and services to be provided to the Funds by Voyageur, which include Voyageur's evaluation of each Fund's investment performance relative to other comparable funds and relevant indexes; and (2) the comparison of data by Lipper Analytical Services showing the advisory fees and other expenses of each Fund and those of other comparable funds. The Board noted that in contrast to the Funds' previous advisor, Voyageur was a larger investment management firm, with significant research capabilities, a diverse range of products and significant depth of portfolio management talent. In addition, the Board also noted that Voyageur's portfolio management team would include certain members of the previous advisor's portfolio management team. Further, the Board considered Voyageur's commitment to dedicate financial and other resources to growing the Funds. In determining to approve the Current Advisory Agreement, the Board did not identify any single factor as being more important than others, but considered all factors together. The Board judged the terms and the conditions of the Current Advisory Agreement, including the advisory fee, in light of all surrounding circumstances.


Based on their review of the information requested and provided, the Board determined that approval of the Current Advisory Agreement was consistent with the best interests of the Funds and their shareholders, and unanimously approved the Current Advisory Agreement. Under its terms, the Current Advisory Agreement will remain in effect with respect to each Fund until February 29, 2004 and continue thereafter only as long as such continuance is approved at least annually (i) by vote of the holders of a majority of the outstanding voting securities of each Fund or by the Board of Directors and (ii) by a majority of the Directors who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

Subsequent to November 4, 2002, the Board of Directors has continued to receive regular updates on the performance of each of the Funds and other matters relevant to the performance of Voyageur.


PROVISIONS OF THE CURRENT AND NEW ADVISORY AGREEMENTS. Below is a discussion of the provisions of, and other relevant information concerning, the Current Advisory Agreement. With the exception of the dates of execution and termination and the names of the parties, the New Advisory Agreement with respect to the Tamarack Funds is identical to the Current Advisory Agreement with respect to the Funds.

Under the terms of the Current Advisory Agreement, Voyageur furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with Voyageur, subject to review by the Board.


The Current Advisory Agreement provides that Voyageur shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Voyageur in the performance of its duties, or from reckless disregard by Voyageur of its duties and obligations thereunder.


Under the Current Advisory Agreement, the Funds pay Voyageur fees for its services performed pursuant to these agreements. The fees, which are computed daily and paid monthly, are stated as an annual rates for each Fund, calculated as a percentage of the particular Fund's average daily net assets. The fees applicable to each Fund may be found in EXHIBIT D to this Proxy Statement; the aggregate dollar amount paid to Voyageur in the Funds' most recent fiscal year may be found in EXHIBIT D. The rate of advisory fees to be paid to Voyageur under the New Advisory Agreement with respect to the Tamarack Funds will be the same as under the Current Advisory Agreement for each corresponding Fund.


                         DISTRIBUTION AND SERVICE PLANS


Each Fund, while it is the sole shareholder of its corresponding Tamarack Fund, will approve proposed new Service and Distribution Plans ("New Plans") for each applicable class of that Tamarack Fund that are substantially identical to the Service and Distribution Plans adopted by the Company for each applicable class of each Fund ("Current Plans"). Below is a discussion of the terms and other relevant information concerning the Current Plans. Unless otherwise noted, the New Plans with respect to the Tamarack Funds and their classes is identical to the Current Plans with respect to the Funds and their classes. The New Plans will be identical to the Current Plans with the exception that Jones & Babson, Inc., an affiliate of Voyageur and the distributor of the Tamarack Funds, will replace Centura Funds Distributor, Inc. ("Centura"), the Funds' current distributor.

The Current Plans have been adopted by each of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Current Plan for each Fund provides for different rates of fee payment with respect to Class A shares and Class B shares, as described in the Prospectus. No Plan has been adopted for Class I shares of any Fund. Pursuant to the Current Plans, the Funds may pay directly or reimburse Centura monthly in amounts described in the Prospectus for costs and expenses of marketing the shares, or classes of shares, of the Funds. Centura is an affiliate of BISYS Fund Services Ohio, Inc., the Funds' administrator and fund accounting agent.

CURRENT CLASS B PLANS. The Current Class B Plans provide for payments by each Fund to Centura at an annual rate not to exceed 1.00% of the Fund's average net assets attributable to its Class B shares. For the current fiscal year, Centura has agreed to limit fees for Class B shares of RBC Government Income Fund and RBC North Carolina Tax-Free Bond Fund to 0.75%. Such fees may include a Service Fee totaling up to 0.25% of the average annual net assets attributable to a Fund's Class B shares. Centura also receives the proceeds of any contingent deferred sales charge ("CDSC") imposed on redemptions of Class B shares.

Class B Shares are not offered to new investors; Class B shareholders may still exchange their Class B shares for Class B Shares of other Funds. Although Class B shares have been sold without an initial sales charge, Centura paid a sales commission equal to 4.00% of the amounts invested in RBC Mid Cap Equity Fund,

RBC Large Cap Equity Fund and RBC Small Cap Equity Fund and 2.50% of the amounts invested in each of the other Funds to securities dealers and other financial institutions who sold Class B shares. Centura was permitted, at times, to pay sales commissions higher than the above on sales of Class B shares. These commissions were not paid on exchanges from other Funds and sales to investors for whom the CDSC is waived.

BOTH CURRENT PLANS. Under each Current Plan, each Fund pays Centura and other securities dealers and other financial institutions and organizations for certain shareholder service or distribution activities. Subject to overall limits applicable to each class, selling dealers may be paid amounts totaling up to 0.50% of the value of average daily net assets of Fund shares annually. Amounts received by Centura may, additionally, subject to the Current Plan maximums, be used to cover certain other costs and expenses related to the distribution of Fund shares and provision of service to Fund shareholders, including: (a) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (b) expenses of sales employees or agents of Centura, including salary, commissions, travel and related expenses; (c) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (d) such other similar services as the Directors determine to be reasonably calculated to result in the sale of shares of the Funds. Each Fund will pay all costs and expenses in connection with the preparation, printing and distribution of the Prospectus to current shareholders and the operation of its Current Plan(s), including related legal and accounting fees. A Fund will not be liable for distribution expenditures made by Centura in any given year in excess of the maximum amount payable under a Current Plan for that Fund in that year.


Each Current Plan provides that it may not be amended to increase materially the costs which the Funds or a class of shares may bear pursuant to the Current Plan without shareholder approval and that other material amendments of the Current Plans must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the particular Current Plan or any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Directors of the Company have been committed to the discretion of the Directors who are not "interested persons" of the Company. The Current Plans with respect to each of the Funds except RBC Large Cap Equity Fund and RBC Small Cap Equity Fund were approved by the Board of Directors and by the Directors who are neither "interested persons" nor have any direct or indirect financial interest in the operation of any Current Plan ("Independent Plan Director"), by vote cast in person at a April 26, 1994 meeting called for the purpose of voting on the Current Plans, and by the sole shareholder of each class of shares of each of the Funds on April 26, 1994. The Current Plan with respect to RBC Large Cap Equity Fund, and RBC Small Cap Equity Fund, respectively, was approved by the Board of Directors and by the Independent Plan Directors by votes cast in person at meetings held July 24, 1996, January 29, 1997, and April 27, 1998 called for the purpose of voting on that Current Plan, and by the sole shareholder of each class of shares of RBC Large Cap Equity Fund and RBC Small Cap Equity Fund on July 24, 1996, and January 29, 1997. The Current Plan with respect to RBC Quality Income Fund was approved by the Board of Directors and the Independent Plan Directors by vote cast in person at a meeting held January 27, 1999. (Shareholder approval was not required for RBC Quality Income Fund.) The continuance of the Current Plans is subject to similar annual approval by the Directors and the Independent Plan Directors. Each Current Plan is terminable with respect to a class of shares of a Fund at any time by a vote of a majority of the Independent Plan Directors or by vote of the holders of a majority of the shares of the class. The Board of Directors has concluded that there is a reasonable likelihood that the Current Plans will benefit the Funds and their shareholders.

For the fiscal year ended April 30, 2003 the following 12b-1 fees with respect to Class A Shares were paid (after applicable fee waivers) by the Funds:
$19,762 for the Large Cap Equity Fund; $115,427 for the Mid Cap Equity Fund; $11,782 for the Small Cap Equity Fund; $14,380 for the Government Income Fund; $1,217 for the Quality Income Fund; and $11,155 for the North Carolina Tax-Free Bond Fund. (Without fee waivers, such fees would have been: $39,525 for the Large Cap Equity Fund; $230,855 for the Mid Cap Equity Fund; $23,562 for the Small Cap Equity Fund; $28,760 for the Government Income Fund; $2,435 for the Quality Income Fund; and $22,309 for the North Carolina Tax-Free Bond Fund.) All of the foregoing amounts were paid as compensation to service organizations and broker/dealers.

For the fiscal year ended April 30, 2003, the following 12b-1 fees with respect to Class B Shares were paid (after applicable fee waivers) by the Funds:
$26,553 for the Large Cap Equity Fund; $100,829 for the Mid Cap

Equity Fund; $25,405 for the Small Cap Equity Fund; $4,046 for the Government Income Fund; $851 for the Quality Income Fund; and $3,241 for the North Carolina Tax-Free Bond Fund. (Without fee waivers, such fees would have been $5,395 for the Government Income Fund; $1,135 for the Quality Income Fund; and $4,322 for the North Carolina Tax-Free Bond Fund.)

                                    EXHIBIT D

      INFORMATION REGARDING CERTAIN PAYMENTS TO VOYAGEUR AND ITS AFFILIATES

FEES PAID UNDER THE CURRENT ADVISORY AGREEMENTS

The following table provides the amounts paid by each Fund to Voyageur and its predecessor under the Current Advisory Agreement during the Fund's most recent fiscal year, as well as the annual fee rate of each Fund under that Agreement.

                                                      ADVISORY FEES
                                                       RECEIVED BY
                                                    VOYAGEUR FOR THE
                              ADVISORY FEES         FISCAL YEAR ENDED
                          RECEIVED BY VOYAGEUR     APRIL 30, 2003 AS A
                           FOR THE FISCAL YEAR        PERCENTAGE OF
                          ENDED APRIL 30, 2003     AVERAGE NET ASSETS            APPLICABLE FEE RATE
                         ----------------------   --------------------   ----------------------------------
     RBC FUNDS, INC.
RBC Large Cap Equity           $  383,705                  0.70%         0.70% of average daily net assets
 Fund

RBC Mid Cap Equity             $1,087,728                  0.70%         0.70% of average daily net assets
 Fund

RBC Small Cap Equity           $  166,499                  0.70%         0.70% of average daily net assets
 Fund

RBC Government                 $   97,719                  0.30%         0.30% of average daily net assets
 Income Fund

RBC Quality Income             $  325,048                  0.60%         0.60% of average daily net assets
 Fund

RBC North Carolina             $   98,205                  0.35%         0.35% of average daily net assets
 Tax-Free Bond Fund


FEES PAID TO RBC CENTURA SECURITIES, INC. UNDER THE CURRENT PLANS

The following table provides the amounts paid by each Fund to RBC Centura Securities, Inc. under the Current Plan during the Fund's most recent fiscal year.


                                               CLASS A SHARES                   CLASS B SHARES
                                             FISCAL YEAR ENDED                 FISCAL YEAR ENDED
                                               APRIL 30, 2003                   APRIL 30, 2003
                                       DISTRIBUTION AND SERVICE FEES     DISTRIBUTION AND SERVICE FEES
                                      -------------------------------   ------------------------------
Large Cap Equity Fund                              $1,255                           $1,373

Mid Cap Equity Fund                                $7,924                           $6,254

Small Cap Equity Fund                              $1,108                           $1,410

Government Income Fund                             $  823                           $  281

Quality Income Fund                                $   42                           $    0

North Carolina Tax-Free Bond Fund                  $   81                           $   75

FEES PAID TO RBC DAIN RAUSCHER CORP. UNDER THE CURRENT PLANS

The following table provides the amounts paid by each Fund to the RBC Dain Rauscher Corp. under the Current Plan during the Fund's most recent fiscal year.



                                               CLASS A SHARES                   CLASS B SHARES
                                             FISCAL YEAR ENDED                 FISCAL YEAR ENDED
                                               APRIL 30, 2003                   APRIL 30, 2003
                                       DISTRIBUTION AND SERVICE FEES     DISTRIBUTION AND SERVICE FEES
                                      -------------------------------   ------------------------------
Large Cap Equity Fund                              $1,036                           $1,264

Mid Cap Equity Fund                                $5,939                           $5,481

Small Cap Equity Fund                              $  891                           $1,714

Government Income Fund                             $  237                           $  392

Quality Income Fund                                $   11                           $   61

North Carolina Tax-Free Bond Fund                  $5,565                           $  517

                                    EXHIBIT E

                 OTHER INVESTMENT COMPANIES ADVISED BY VOYAGEUR

Voyageur acts as advisor to the following funds that have investment objectives similar to the Funds:

                                                        NET ASSETS
                                                          (AS OF         VOYAGEUR'S               RATE OF
     NAME OF FUND           INVESTMENT OBJECTIVE      OCT. 31, 2003)        ROLE               COMPENSATION
----------------------   -------------------------   ----------------   ------------   ----------------------------
D.L. Babson Bond         Maximum current               $ 79,990,612     investment     0.85%(1)
Trust -- Portfolio L     income and reasonable                          advisor
                         stability of principal,
                         consistent with stated
                         quality and maturity
                         standards.

D.L. Babson Bond         Maximum current               $ 29,729,707     investment     0.85%(1)
Trust -- Portfolio S     income and reasonable                          advisor
                         stability of principal,
                         consistent with stated
                         quality and maturity
                         standards.

D.L. Babson              Providing the highest         $ 35,155,401     investment     0.85%(1)
Tax-Free Income          level of regular income                        advisor
Fund, Inc.               exempt from federal
                         income tax consistent
                         with stated quality and
                         maturity standards.

Babson Enterprise        Long-term growth of           $261,778,716     investment     1.40% of average
Fund, Inc.               capital.                                       advisor        net assets of
                                                                                       $30 million or less

                                                                                       0.90% of assets
                                                                                       over $30 million(1)

Babson Enterprise        Long-term growth of           $ 63,578,149     investment     1.40% of average
Fund II, Inc.            capital.                                       advisor        net assets of
                                                                                       $30 million or less

                                                                                       0.90% of assets
                                                                                       over $30 million(1)

Babson-Stewart           Favorable total return        $ 12,183,992     investment     0.85% (not waived
Ivory International      (market appreciation                           advisor        or otherwise reduced)
Fund, Inc.               and income).

Babson Value             Long-term growth of           $392,461,155     investment     0.85%(1)
Fund, Inc.               capital and income.                            advisor

David L. Babson          Above average total           $200,687,094     investment     0.75% of average
Growth Fund, Inc.        return over longer                             advisor        net assets of
                         periods of time through                                       $250 million or less
                         the growth of both
                         capital and dividend                                          0.60% of assets
                         income.                                                       over $250 million(1)

Shadow Stock             Long-term growth of           $119,738,341     investment     0.90%(1)
Fund, Inc.               capital.                                       advisor

                                                   NET ASSETS
                                                     (AS OF          VOYAGEUR'S            RATE OF
    NAME OF FUND        INVESTMENT OBJECTIVE     OCT. 31, 2003)         ROLE            COMPENSATION
--------------------   ----------------------   ----------------   -------------   ----------------------
J&B Small-Cap          Long-term growth of         $ 4,119,993     investment      1.45%(2)
International Fund     capital.                                    advisor

Delaware Core          Long-term capital           $28,381,284     investment      0.325% (not waived or
Equity Fund            appreciation.                               sub-advisor     otherwise reduced)

------------------
(1) Voyageur has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of these funds (which includes other expenses in addition to management fees) to the following levels: Babson Bond Trust -- Portfolio L, 0.98%; Babson Bond Trust -- Portfolio S, 0.68%; Babson Tax-Free Income Fund, 0.99%; Babson Enterprise Fund, 1.08%; Babson Enterprise Fund II, 1.30%; Babson Value Fund, 0.96%; David L. Babson Growth Fund, 0.85%; Shadow Stock Fund, 1.03%. This expense limitation agreement is in place until May 1, 2005.

(2) Voyageur has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the J&B Small-Cap International Fund (which includes other expenses in addition to management fees) to 1.60% through May 1, 2005.

                                   EXHIBIT F

                   PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS
                                  OF VOYAGEUR

           NAME AND ADDRESS*            PRINCIPAL OCCUPATION
         --------------------- -------------------------------------
           John G. Taft        Chief Executive Officer and Director

           Daniel J. Collins   Director

           Lisa Ferris         Director

------------------
* The address for each officer and director is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.

                                   EXHIBIT G

                      PRINCIPAL SHAREHOLDERS OF THE FUNDS

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. As of the Record Date, the following person(s) owned of record or were known by the Funds to own beneficially 5% or more of any class of the Funds' shares.


                                                                                     PERCENTAGE
 NAME OF FUND                                              AMOUNT AND NATURE OF       OF CLASS
   AND CLASS                     NAME AND ADDRESS          BENEFICIAL OWNERSHIP     OUTSTANDING (%)
--------------             ----------------------------   ----------------------   ----------------
RBC LARGE CAP EQUITY FUND

 Class A                   BISYS RETIREMENT SERVICES        590,540.390            67.50%
                           FBO
                           BILTMORE OIL CO INC PROFIT
                           SHARING
                           SUITE 1400
                           DENVER CO 80204

                           FIRST CLEARING CORPORATION        50,415.926             5.76%
                           A C 8430-1209
                           PO BOX 882
                           WILSON NC 27894-0882

 Class B                   PERSHING LLC                      56,282.862            24.24%
                           P O BOX 2052
                           JERSEY CITY NJ 073039998

                           RBC DAIN RAUSCHER                 38,657.993            16.65%
                           CUSTODIAN
                           PAUL VANE
                           PO BOX 551
                           WHITAKERS NC 27891-0551

 Class I                   CENTURA BANK                   1,613,695.765            48.26%
                           PO BOX 1220
                           ATTN TRUST OPERATIONS
                           ROCKY MOUNT NC 27802-1220

                           DONALDSON LUFKIN JENRETTE        621,849.144            18.60%
                           SECURITIES CORPORATION INC
                           P O BOX 2052
                           JERSEY CITY NJ 07303-9998

                           DINGLE AND CO                    617,711.483            18.47%
                           C/O COMERICA BANK
                           PO BOX 75000
                           DETROIT MI 48275-3446

                           CALHOUN CO                       185,079.520             5.54%
                           C O CALHOUN CO
                           P O BOX 75000 M C 3446
                           DETROIT MI 48275-3446

                                                                                     PERCENTAGE
 NAME OF FUND                                              AMOUNT AND NATURE OF       OF CLASS
   AND CLASS                     NAME AND ADDRESS          BENEFICIAL OWNERSHIP     OUTSTANDING (%)
--------------             ----------------------------   ----------------------   ----------------
RBC MID CAP EQUITY FUND

 Class A                   FIDELITY INVESTMENTS          2,876,597.767            52.52%
                           INSTITUTIONAL OPERATIONS
                           CO INC
                           100 MAGELLAN WAY
                           COVINGTON KY 41015

                           BISYS RETIREMENT SERVICES     1,215,168.316            22.19%
                           FBO
                           CONSOLIDATED LAUNDRY
                           EQUIPMENT
                           700 17TH STREET SUITE 300
                           DENVER CO 80202

                           RBC DAIN RAUSCHER               314,956.171             5.75%
                           CUSTODIAN
                           VICKI JOHNSON
                           303 W WASHINGTON STREET
                           NASHVILLE NC 27856

 Class B                   DONALDSON LUFKIN                121,377.321            20.47%
                           JENRETTE SECURITIES
                           CORPORATION INC
                           P O BOX 2052
                           JERSEY CITY NJ 07303-9998

                           RBC DAIN RAUSCHER               112,976.588            19.06%
                           CUSTODIAN
                           CHARLES E ARNETTE
                           104 HARRIS STREET
                           SEABOARD NC 27876-9745

 Class I                   CENTURA BANK                  1,998,663.160            32.70%
                           ATTN TRUST OPERATIONS
                           PO BOX 1220
                           ROCKY MOUNT NC 27802-1220

                           DINGLE AND CO                 1,114,220.366            18.23%
                           C/O COMERICA BANK
                           PO BOX 75000
                           DETROIT MI 482753446

                           PERSHING LLC                    858,902.450            14.05%
                           P O BOX 2052
                           JERSEY CITY NJ 07303-9998

                           COMERICA BANK                   772,485.943            12.64%
                           BOYD R ROBINSON TRUST
                           P O BOX 75000
                           DETROIT MI 48275

                                                                                     PERCENTAGE
 NAME OF FUND                                              AMOUNT AND NATURE OF       OF CLASS
   AND CLASS                     NAME AND ADDRESS          BENEFICIAL OWNERSHIP     OUTSTANDING (%)
--------------             ----------------------------   ----------------------   ----------------
                           CHARLES SCHWAB & CO INC       399,381.361               6.54%
                           SPECIAL CUSTODY ACCOUNT
                           101 MONTGOMERY STREET
                           SAN FRANCISCO CA 94104

                           FIDELITY INVESTMENTS          339,633.090               5.56%
                           INSTITUTIONAL OPERATIONS
                           CO INC
                           100 MAGELLAN WAY
                           COVINGTON KY 41015

RBC SMALL CAP EQUITY FUND

 Class A                   BISYS RETIREMENT SERVICES     299,048.677              68.58%
                           FBO
                           BILTMORE OIL CO INC PROFIT
                           SHARING
                           SUITE 1400
                           DENVER CO 80204

 Class B                   RBC DAIN RAUSCHER              63,146.914              31.04%
                           CUSTODIAN
                           BONNIE D MAY
                           2750 CORINTH ROAD
                           NASHVILLE NC 27856-8359

                           DONALDSON LUFKIN JENRETTE      34,769.057              17.09%
                           SECURITIES CORPORATION INC
                           P O BOX 2052
                           JERSEY CITY NJ 07303-9998

 Class I                   CENTURA BANK                  542,883.041              47.76%
                           ATTN TRUST OPERATIONS
                           PO BOX 1220
                           ROCKY MOUNT NC 278021220

                           DONALDSON LUFKIN JENRETTE     317,052.410              27.89%
                           SECURITIES CORPORATION INC
                           P O BOX 2052
                           JERSEY CITY NJ 07303-9998

                           DINGLE AND CO                 136,430.718              12.00%
                           C/O COMERICA BANK
                           PO BOX 75000
                           DETROIT MI 48275-3446

                           CALHOUN & CO                   58,182.888               5.12%
                           C/O COMERICA BANK
                           PO BOX 75000
                           COMERICA INCORPORATED MI
                           48275

                                                                                     PERCENTAGE
 NAME OF FUND                                              AMOUNT AND NATURE OF       OF CLASS
   AND CLASS                     NAME AND ADDRESS          BENEFICIAL OWNERSHIP     OUTSTANDING (%)
--------------             ----------------------------   ----------------------   ----------------
RBC GOVERNMENT INCOME FUND

 Class A                   BISYS RETIREMENT SERVICES     450,702.244              82.66%
                           FBO
                           SAPONA MFG CO RET SAVINGS
                           SUITE 300
                           DENVER CO 80202

 Class B                   DONALDSON LUFKIN JENRETTE      14,859.310              31.70%
                           SECURITIES CORPORATION INC
                           P O BOX 2052
                           JERSEY CITY NJ 07303-9998

                           RBC DAIN RAUSCHER              14,202.358              30.30%
                           CUSTODIAN
                           GRAHAM C HARRELL
                           118 QUEBEC RD
                           COLERAIN NC 27924-9480

                           HAROLD C BAYSDEN                2,711.640               5.78%
                           1001 BEAULAVILLE HWY
                           RICHLANDS NC 28574

 Class I                   CENTURA BANK                  946,543.045              51.69%
                           PO BOX 1220
                           ATTN TRUST OPERATIONS
                           ROCKY MOUNT NC 278021220

                           DINGLE AND CO                 392,993.426              21.46%
                           C/O COMERICA BANK
                           PO BOX 75000
                           DETROIT MI 48275-3446

                           PERSHING LLC                  246,455.428              13.46%
                           P O BOX 2052
                           JERSEY CITY NJ 07303-9998

                           CALHOUN & CO                   91,684.981               5.01%
                           C/O COMERICA BANK
                           PO BOX 75000
                           COMERICA INCORPORATED MI
                           48275

RBC QUALITY INCOME FUND

 Class A                   BISYS RETIREMENT SERVICES      53,818.868              54.74%
                           FBO
                           SAPONA MFG CO RET SAVINGS
                           SUITE 300
                           DENVER CO 80202

                                                                                     PERCENTAGE
 NAME OF FUND                                              AMOUNT AND NATURE OF       OF CLASS
   AND CLASS                     NAME AND ADDRESS          BENEFICIAL OWNERSHIP     OUTSTANDING (%)
--------------             ----------------------------   ----------------------   ----------------
                           COMERICA BANK FBO                 17,235.912            17.53%
                           FRANCES ANN E TALLON IMA
                           P O BOX 75000 M C 3446
                           DETROIT MI 48275-3446

                           COMERICA BANK                      9,938.293            10.11%
                           FBO BYNUM ERNESTINE A IRA
                           FAS
                           P O BOX 75000 MC3446
                           DETROIT MI 48275

                           RBC DAIN RAUSCHER                  8,244.889             8.39%
                           CUSTODIAN
                           DR JAMES A WARD
                           218 STAR HILL DRIVE
                           SWANSBORO NC 28584

 Class B                   DONALDSON LUFKIN JENRETTE          7,410.764            57.77%
                           SECURITIES CORPORATION INC
                           P O BOX 2052
                           JERSEY CITY NJ 07303-9998

                           RBC DAIN RAUSCHER FBO              1,222.341             9.53%
                           CHARLES H MARSHBURN JR
                           1247 STONESHYRE COURT
                           LAWRENCEVILLE GA 30043-4472

                           RBC DAIN RAUSCHER FBO              1,222.341             9.53%
                           NELL M MARSHBURN
                           PO BOX 353
                           ROCKY MOUNT NC 27802-0353

                           RBC DAIN RAUSCHER FBO              1,222.341             9.53%
                           NORMAN B MARSHBURN
                           27441 MILLER RD
                           DADE CITY FL 33525-7642

                           RBC DAIN RAUSCHER FBO              1,222.341             9.53%
                           RICHARD D MARSHBURN
                           253 SOUTHLAKE DR
                           THOMSON GA 30824-6521

 Class I                   CENTURA BANK                   2,090,722.108            58.49%
                           PO BOX 1220
                           ATTN TRUST OPERATIONS
                           ROCKY MOUNT NC 27802-1220

                           DINGLE AND CO                    482,380.755            13.50%
                           C/O COMERICA BANK
                           PO BOX 75000
                           DETROIT MI 48275-3446

                                                                                     PERCENTAGE
 NAME OF FUND                                              AMOUNT AND NATURE OF       OF CLASS
   AND CLASS                     NAME AND ADDRESS          BENEFICIAL OWNERSHIP     OUTSTANDING (%)
--------------             ----------------------------   ----------------------   ----------------
                           COMERICA BANK                  443,951.888              12.42%
                           BOYD R ROBINSON TRUST
                           PO BOX 75000
                           DETROIT MI 48275

                           PERSHING LLC                   308,403.005               8.63%
                           P O BOX 2052
                           JERSEY CITY NJ 07303-9998

RBC NORTH CAROLINA TAX-FREE BOND FUND

 Class A                   RBC DAIN RAUSCHER FBO          313,281.082              64.90%
                           GLOVER CONSTRUCTION
                           COMPANY INC
                           P O BOX 40
                           PLEASANT HILL NC 27866-0040

                           COMERICA BANK FBO               52,080.932              10.79%
                           BYNUM ERNESTINE A IMA FAS
                           P O BOX 75000
                           DETROIT MI 48275-3446

                           RBC DAIN RAUSCHER FBO           38,479.915               7.97%
                           JOAN G RASH
                           PO BOX 182
                           SONOITA AZ 85637-0182

 Class B                   RBC DAIN RAUSCHER FBO            5,606.910              20.11%
                           RUTH G WALLER
                           807 GORDON COURT
                           PILOT MOUNTAIN NC 270419331

                           RBC DAIN RAUSCHER FBO            5,372.333              19.27%
                           CAROLYN R PEARCE
                           754 NC 561 E
                           AHOSKIE NC 27910

                           RBC DAIN RAUSCHER FBO            3,769.398              13.52%
                           EVERETT H CABINESS
                           1104 HARDIN DRIVE
                           SHELBY NC 281503518

                           JOSEPHINE J WALKER               2,984.183              10.70%
                           2213 LOCKWOOD FOLLY LN
                           RALEIGH NC 27610

                           RBC DAIN RAUSCHER FBO            2,978.651              10.68%
                           MARY B PATERSON
                           2608 DAMASCUS CHURCH ROAD
                           CHAPEL HILL NC 275168043

                                                                                     PERCENTAGE
 NAME OF FUND                                              AMOUNT AND NATURE OF       OF CLASS
   AND CLASS                     NAME AND ADDRESS          BENEFICIAL OWNERSHIP     OUTSTANDING (%)
--------------             ----------------------------   ----------------------   ----------------
                           RBC DAIN RAUSCHER FBO             2,737.274               9.82%
                           DT GRANTHAM TRUCKING
                           PO BOX 94
                           GOLDSBORO NC 275330094

                           RBC DAIN RAUSCHER FBO             1,996.110               7.16%
                           EDWIN S BABCOCK
                           409 BIRDLAND DRIVE
                           HENDERSONVILLE NC 28739-9305

 Class I                   CENTURA BANK                    830,250.815              49.74%
                           PO BOX 1220
                           ATTN TRUST OPERATIONS
                           ROCKY MOUNT NC 27802-1220

                           CALHOUN & CO                    395,418.850              23.69%
                           C/O COMERICA BANK
                           PO BOX 75000
                           COMERICA INCORPORATED MI
                           48275

                           COMERICA BANK FBO               166,397.705               9.97%
                           MARY LOUISE WARNER TRUST
                           PO BOX 75000
                           DETROIT MI 48275-3446

                           PERSHING LLC                    125,198.530               7.50%
                           P O BOX 2052
                           JERSEY CITY NJ 07303-9998

                                                                             RBC

                              [FORM OF PROXY CARD]

            The shares represented by a properly executed proxy card
                  will be voted as specified on the proxy card.


[NAME OF FUND]                             THIS PROXY IS SOLICITED ON BEHALF OF
A SERIES OF RBC FUNDS, INC.                THE BOARD OF DIRECTORS
(THE "COMPANY")                            SPECIAL MEETING OF SHAREHOLDERS
                                           MARCH 15, 2004 - 9:00 A.M. CENTRAL
                                           TIME (THE "MEETING")

The undersigned appoints Jennifer D. Lammers, Laura M. Moret, Christopher J. Tomas and Martin A. Cramer, and each of them individually with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the above-referenced Fund (the "Fund") held by the undersigned on January 15, 2004, at the Meeting, to be held at the offices of RBC Dain Rauscher Corp., 60 South Sixth Street, Minneapolis, Minnesota, on March 15, 2004 at 9 a.m. Central Time and at any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Meeting are revoked. The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated January 29, 2004.

                                        IF YOU ARE NOT VOTING BY PHONE OR
                                       INTERNET, PLEASE VOTE, DATE AND SIGN,
                                        AND PROMPTLY RETURN THIS PROXY CARD
                                        IN THE ENCLOSED ENVELOPE PROVIDED.


                                     Dated: ____________________________________
                                      _________________________________________
                                     |                                         |
                                     |_________________________________________|
                                     (Signature)              (SIGN IN THE BOX)

                                     Please sign exactly as your name or names appear to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or in any other representative capacity, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
PLEASE DO NOT USE FINE POINT PENS. IF NO SPECIFICATION IS MADE, THE SHARES WILL
BE VOTED "FOR" ALL ITEMS, AS APPLICABLE.

                                                                                       FOR         WITHHOLD     FOR ALL
                                                                                       ALL           ALL        EXCEPT
1.   To approve the election of the following individuals to the board of              [ ]           [ ]          [ ]
directors of the Company: (01) T. Geron Bell, (02) Lucy Hancock Bode, (03)
Leslie H. Garner, Jr., (04) Ronald James, (05) Michael T. Lee, (06) John A.
MacDonald, (07) H. David Rybolt, (08) James R. Seward, and (09) Jay H. Wein.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE
BOX "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.)

__________________________________________________________________________

                                                                                       FOR         AGAINST      ABSTAIN
2.   To approve an Agreement and Plan of Reorganization, pursuant to which the         [ ]           [ ]          [ ]
Fund would be reorganized as a separate portfolio of the Tamarack Funds Trust, a newly-created Delaware statutory trust.

                                                                                     FOR ALL
                                                                                     EXCEPT AS     AGAINST      ABSTAIN
                                                                                      MARKED         ALL          ALL
3.   To approve the modification of the fundamental investment                         [ ]           [ ]          [ ]
policies/restrictions regarding:

    3.A  Diversification

    3.B  Borrowing

    3.C  Senior Securities

    3.D  Underwriting Securities

    3.E  Real Estate

    3.F  Making Loans

    3.G  Concentration of Investments

    3.H  Commodities.

(INSTRUCTION: IF YOU DO NOT WISH TO APPROVE A PARTICULAR INVESTMENT
POLICY/RESTRICTION CHANGE, MARK THE BOX "FOR ALL EXCEPT AS MARKED" AND
WRITE THE LETTER(S) OF THE SUB-PROPOSAL ON THE LINE BELOW.)

__________________________________________________________________________

                                                                                       FOR              AGAINST              ABSTAIN
4.   To ratify the selection of Deloitte & Touche LLP as the independent               [ ]                [ ]                  [ ]
auditors of the Fund for the current fiscal year.


     THE PERSONS NAMED AS PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS
                            OR POSTPONEMENTS THEREOF



                        (PLEASE SIGN AND DATE ON REVERSE)